     As Filed with the Securities and Exchange Commission on April 30, 2002

                           1933 Act File No. 33-78648
                           1940 Act File No. 811-8500

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       POST-EFFECTIVE AMENDMENT NO. 11 [X]


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              AMENDMENT NO. 13 [X]

                        REAL ESTATE SECURITIES FUND, INC.
          (formerly, Flag Investors Real Estate Securities Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (410) 727-1700

                             Daniel O. Hirsch, Esq.
                                One South Street
                               Baltimore, MD 21202
                     (Name and address of agent for service)


                         Copy to: Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103


It is proposed that this filing will become effective:

It is proposed that this filing will become effective (check appropriate box)

____ immediately upon filing pursuant to paragraph (b)

 X   on May 1, 2002 pursuant to paragraph (b)
____
____ 60 days after filing pursuant to paragraph (a)
____ 75 days after filing pursuant to paragraph (a)
____ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                       Deutsche Asset Management

ARTWORK
ARTWORK

                                                            Class A and B Shares


REAL ESTATE SECURITIES FUND


[LIKE SHARES OF ALL MUTUAL FUNDS,
THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION
NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL
OFFENSE.]                                             [DEUTSCHE BANK GROUP LOGO]

                         INTENTIONALLY LEFT BLANK PAGE

OVERVIEW
--------------------------------------------------------------------------------

OF THE REAL ESTATE SECURITIES FUND--CLASS A AND B


GOAL: The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

CORE STRATEGY: The Fund invests in common stocks of real estate operating companies and real estate investment trusts ('REITs') in the US.


INVESTMENT POLICIES AND STRATEGIES


The Fund seeks to achieve its goal by investing in common stocks of real estate operating companies and REITs in the US. Real estate investing may produce capital appreciation and income--the two components of total return. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') use a combination of industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth and financial flexibility.

-------------------------------------------------------------


REAL ESTATE SECURITIES FUND--CLASS A AND B



OVERVIEW OF THE REAL ESTATE SECURITIES FUND



Goal.........................................    3
Core Strategy................................    3
Investment Policies and Strategies...........    3
Principal Risks of Investing in the Fund.....    4
Who Should Consider Investing in the Fund....    4
Total Returns, After Fees and Expenses.......    5
Fees and Expenses of the Fund................    6



A DETAILED LOOK AT THE REAL ESTATE SECURITIES FUND



Objective....................................    8
Strategy.....................................    8
Principal Investments........................    8
Investment Process...........................    8
Risks........................................    8
Management of the Fund.......................    9
Calculating the Fund's Share Price...........   10
Dividends and Distributions..................   10
Tax Considerations...........................   10
How to Choose the Class That is Right for
  You .......................................   11
Buying and Selling Fund Shares...............   11
Sales Charges................................   13
Financial Highlights.........................   17


--------------------------------------------------------------------------------

Overview of the Real Estate Securities Fund--Class A and B


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:


- Stocks the Fund holds could perform poorly.



- Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.



- Investments in securities of REITs entail additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.



- The stock market could decline or could underperform other investments.



WHO SHOULD CONSIDER INVESTING

IN THE FUND


You should consider investing in the Fund if you are willing to accept the risks and uncertainties of the real estate market in the hope of earning total return while diversifying your investment portfolio. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income or cannot tolerate fluctuations in the value of your investments.



This Prospectus describes Real Estate Securities Fund Class A Shares and Class B Shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares from the Fund directly through the Deutsche Asset Management Service Center (the 'Service Center.') The Fund also offers another class with different fees, expenses and investment minimums.



The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities in the real estate sector. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                      Overview of the Real Estate Securities Fund--Class A and B

TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual total return for the past six years. The table compares Class A and B shares' average annual total return with the WILSHIRE REAL ESTATE SECURITIES INDEX and the STANDARD & POOR'S 500(R) COMPOSITE STOCK INDEX ('S&P 500(R)') over the last calendar year, the last five calendar years and since inception. Each index is a group of securities whose overall performance is used as a standard to measure investment performance. They do not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Class A shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not an indication of how the Fund will perform in the future.
----------------------------------------------------------------
The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds Fund shares at the end of the period. The number only reflects the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.


The WILSHIRE REAL ESTATE SECURITIES INDEX is an unmanaged index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. It is a model, not an actual portfolio.



The STANDARD & POOR'S 500(R) COMPOSITE STOCK INDEX is an unmanaged index that measures the performance of 500 large US companies. It is a model, not an actual portfolio.



(1)These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.


(2)For the period from 12/31/94 through 12/31/01.

YEAR-BY-YEAR RETURNS


CLASS A SHARES*


(each full calendar year since inception)


[GRAPH]

1996                                                                              32.7
1997                                                                             22.01
1998                                                                            -20.82
1999                                                                             -2.85
2000                                                                             30.04
2001                                                                              9.26

               1996      1997      1998      1999      2000      2001


 * The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from January 1, 2002 through March 31, 2002, the year-to-date return for Class A shares was 8.40%. For the period shown in the bar chart, the highest quarterly return in any calendar quarter was 13.60% (quarter ended 9/30/97) and the lowest quarterly return in any calendar quarter was -16.25% (quarter ended 9/30/98).


PERFORMANCE FOR THE PERIODS ENDED DECEMBER 31, 2001



                                       AVERAGE ANNUAL TOTAL RETURNS
                                                   SINCE INCEPTION
                              1 YEAR    5 YEARS   (JANUARY 3, 1995)
 CLASS A SHARES(1)
 Return Before Taxes            3.25%    4.73%             10.23%
 Return After Taxes on
   Distributions                1.83%    2.80%              8.09%
 Return After Taxes on
   Distributions and Sale
   of Fund Shares               1.93%    2.87%              7.37%
 Wilshire Real Estate
   Securities Index
   (reflects no deduction
   for fees, expenses, or
   taxes)                      10.45%    6.71%             11.56%(2)
 S&P 500(R) (reflects no
   deduction for fees,
   expenses, or taxes)       (11.87)%   10.70%             15.92%(2)
-------------------------------------------------------------------
 CLASS B SHARES(1)
 Return Before Taxes            3.40%    4.80%             10.30%
 Wilshire Real Estate
  Securities Index
  (reflects no deduction
  for fees, expenses, or
  taxes)                       10.45%    6.71%             11.56%(2)
 S&P 500(R) (reflects no
  deduction for fees,
  expenses, or taxes)        (11.87)%   10.70%             15.92%(2)
-------------------------------------------------------------------


--------------------------------------------------------------------------------

Overview of the Real Estate Securities Fund--Class A and B

FEES AND EXPENSES OF THE FUND

The Shareholder Fees and Annual Fund Operating Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold Class A and B shares.
----------------------------------------------------------------


(1)Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See the section entitled 'Sales Charges--Redemption Price.')



(2)Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See the sections entitled 'Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')



(3)Investment Company Capital Corp., in its capacity as Advisor, has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to maintain the Fund's expense ratios at the levels indicated as 'Net Annual Fund Operating Expenses.' This agreement will continue until at least April 30, 2003 and may be extended.


SHAREHOLDER FEES


(FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                 CLASS A         CLASS B
                                  SHARES          SHARES
                                 INITIAL         DEFERRED
                               SALES CHARGE    SALES CHARGE
 Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering
   price)                           5.50%(1)        None
-----------------------------------------------------------
 Maximum Deferred Sales
   Charge (Load) (as a
   percentage of original
   purchase price or
   redemption proceeds,
   whichever is lower)              1.00%(1)        5.00%(2)
-----------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES


(EXPENSES PAID FROM FUND ASSETS)



                                         PERCENTAGE OF AVERAGE
                                              DAILY NET ASSETS
                                            CLASS A    CLASS B
 Management Fees                             0.65%      0.65%
--------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees    0.25%      0.75%
--------------------------------------------------------------
 Other Expenses (including a 0.25%
   shareholder servicing fee for Class B
   shares)                                   0.81%      1.06%
--------------------------------------------------------------
 Total Annual Fund Operating Expenses
   (before fee waivers and/or expense
   reimbursements)                           1.71%      2.46%
--------------------------------------------------------------
 Less: Fee Waivers and/or Expense
   Reimbursements(3)                         0.46%      0.46%
--------------------------------------------------------------
 NET ANNUAL FUND OPERATING EXPENSES          1.25%      2.00%
--------------------------------------------------------------


--------------------------------------------------------------------------------

                      Overview of the Real Estate Securities Fund--Class A and B



EXPENSE EXAMPLE. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A and B shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.


You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.


Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and recurring 12b-1 fees.

----------------------------------------------------------------

(1)For the first 12 months, the Expense Example takes into account fee waivers and/or expense reimbursements.



 EXPENSE EXAMPLE(1)



You would pay the following expenses if you redeemed your shares at the end of each period:



                1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Class A
 Shares          $670    $1,017    $1,386     $2,422
-----------------------------------------------------
 Class B
 Shares          $703    $1,023    $1,469     $2,489


         -------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:



                1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Class A
 Shares          $670    $1,017    $1,386     $2,422
-----------------------------------------------------
 Class B
 Shares          $203    $  723    $1,269     $2,489


         -------------------------------------------------------------

--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------

AT THE REAL ESTATE SECURITIES FUND--CLASS A AND B


OBJECTIVE


The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').


STRATEGY

The Fund seeks to achieve its objective by investing in common stocks of real estate operating companies and REITs in the US.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in common stocks of companies that are principally engaged in the real estate industry inside the US. The Fund will invest in the common stocks of REITs. REITs are companies that manage a portfolio of real estate investments. These investments may be either equity or debt investments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers. They realize income by earning interest income on these loans. Hybrid REITs have a mix of both types of investments.

INVESTMENT PROCESS

The Advisors use a combination of industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth and financial flexibility. For example, the Advisors seek management teams that have demonstrated the ability to increase the value of commercial property and attract high quality tenants. Then, using their own model, the Advisors measure a variety of factors to find companies that are attractively priced. These factors include a company's expected return, intrinsic value and measures of its potential for growth versus the value of its securities. The resulting portfolio will be diversified by sector and region.

The Advisors divide the portfolio's holdings into two groups: core holdings and special situations. Core holdings comprise the bulk of the portfolio and are defined as companies that satisfy or rank high on all or most of the Advisors' selection criteria and that the Advisors believe are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding. They are usually added to the portfolio in anticipation of a specific event or revaluation, and are typically sold when specific goals are realized.


TEMPORARY DEFENSIVE POSITION. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in short-term money market instruments, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its investment objective. The Advisors would follow such a strategy only if they reasonably believe the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


RISKS

Set forth below are some of the prominent risks associated with investing in general and investing in common stocks of companies engaged in the real estate industry in particular. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

PRIMARY RISKS


MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.



REAL ESTATE RISK. Investing in the securities of companies engaged in the real estate industry is subject to many of the same risks of direct investment in real estate. These include declines in the value of real estate, risks related to general and local economic conditions, overbuilding, increased competition and increases in interest rates resulting in increased financing costs.


--------------------------------------------------------------------------------

               A Detailed Look at the Real Estate Securities Fund--Class A and B



REIT RISK. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of the credit extended by the REIT. Hybrid REITs are affected by both types of risk. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code provisions before they are qualified to pass income through to shareholders without paying taxes. When the Fund invests in a REIT, shareholders will bear a share of the operating expenses of the REIT in addition to similar expenses of the Fund.



SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.



STYLE RISK. As with any investment style, the method used by the Advisors in selecting the Fund's core holdings may, at times, perform better than or worse than other investment styles and the overall market. In addition, the Fund's investment in special situations may cause the Fund to experience additional price volatility.


SECONDARY RISK


PRICING RISK. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.


MANAGEMENT OF THE FUND


DEUTSCHE ASSET MANAGEMENT is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.



BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.



INVESTMENT ADVISOR AND SUB-ADVISOR. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and LaSalle Investment Management (Securities) L.P. ('LaSalle' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2002, funds managed by ICCC totaled approximately $9.6 billion in net assets. LaSalle is a registered investment advisor with approximately $4 billion under management as of March 31, 2002. LaSalle is indirectly controlled by Jones Lang LaSalle Incorporated, an international real estate investment management company.


ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the activities of LaSalle. LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services for the fiscal year ended December 31, 2001, ICCC received from the Fund a fee equal to 0.19% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates LaSalle out of its advisory fee. ICCC has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.25% of the Class A shares' average daily net assets and 2.00% of the Class B shares' average daily net assets. This agreement will continue until at least April 30, 2003 and may be extended.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

ICCC's address is One South Street, Baltimore, Maryland 21202. LaSalle's address is 100 East Pratt Street, Baltimore, Maryland 21202.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

MR. WILLIAM K. MORRILL, JR., Lead Portfolio Manager


- Managed the Fund since inception. Portfolio manager with LaSalle or its predecessors since 1986.



- Managing Director and Chief Executive Officer of LaSalle.



- President of the Fund from 1995-2000.


- 22 years of investment experience.

- BA from Johns Hopkins University and MBA from Harvard University.

--------------------------------------------------------------------------------

A Detailed Look at the Real Estate Securities Fund--Class A and B


MR. KEITH R. PAULEY, Co-Portfolio Manager


- Co-Managed the Fund since inception. Portfolio manager with LaSalle or its predecessors since 1986.



- Managing Director of LaSalle.



- Executive Vice President of the Fund from 1995-2000.



- Over 15 years of investment experience.



- BA and MBA from the University of Maryland.


MR. JAMES A. ULMER III, Co-Portfolio Manager and Vice President of the Fund


- Co-Managed the Fund since September 1998.



- Principal of LaSalle since 1997.



- Portfolio Analyst and Strategist for AIRES Real Estate Services from
  1993-1997.



- Prior to 1993, President of the Parkway Companies (owners and developers of office and industrial properties) and a bank and real estate securities analyst for T. Rowe Price Associates.



- Over 30 years of investment experience.



- BBA from Southern Methodist University and MBA from Harvard University.


CALCULATING THE FUND'S SHARE PRICE


The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock EXCHANGE IS OPEN for business. You can find the Fund's share price on the Deutsche Asset Management website: www.deam-us.com.



The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be

----------------------------------------------------------------
Typically, the New York Stock EXCHANGE IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.



The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center, your securities dealer or service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.



TAX CONSIDERATIONS



The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.



If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

--------------------------------------------------------------------------------

               A Detailed Look at the Real Estate Securities Fund--Class A and B



Dividends and distributions usually have the following tax status:



TRANSACTION                          TAX STATUS
 Income dividends                    Ordinary income
-------------------------------------------------------------
 Short-term capital gain             Ordinary income
   distributions*
-------------------------------------------------------------
 Long-term capital gain              Long-term capital
   distributions*                      gains
-------------------------------------------------------------



 *Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.



In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:



TRANSACTION                    TAX STATUS
 Your sale of shares owned     Generally, long-term capital
   for more than one year       gains or losses
------------------------------------------------------------
 Your sale of shares owned     Generally, short-term capital
   for one year or less         gains or losses; losses
                                subject to special rules
------------------------------------------------------------



By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.



HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU



Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest, fees and expenses of the class and the length of time you intend to hold your shares.



If you choose Class A shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses than Class B shares while you hold the shares. For investments of $1 million or more in Class A shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.



If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.



Your securities dealer or service agent is paid a fee when you buy shares. In addition, your securities dealer or service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. In addition to these payments, the Advisor may provide compensation to securities dealers and service agents for distribution, administrative and promotional services. Your securities dealer or service agent may receive different levels of compensation depending upon which class of shares you buy.


DISTRIBUTION AND SHAREHOLDER SERVICING PLANS


The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B shares. Class A shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of the Fund's net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



BUYING AND SELLING FUND SHARES



TO PURCHASE SHARES



You may buy either class of the Fund's shares through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.


--------------------------------------------------------------------------------

A Detailed Look at the Real Estate Securities Fund--Class A and B


MINIMUM ACCOUNT INVESTMENTS


Initial investment in Class A or B shares                $2,000
Subsequent investments                                   $  100
IRA account, initial investment (there is no minimum
  for subsequent investments)                            $1,000
Initial investment for shareholders of other Deutsche
  Asset Management funds' Class A, B and C shares        $  500
Automatic investment plan, initial investment            $  250
    Weekly, semi-monthly or monthly plan subsequent
      investments                                        $  100
    Quarterly plan subsequent investments                $  250
    Semi-annual or annual plan subsequent investments    $  500
Minimum investment for qualified retirement plans (such
  as 401(k), pension or profit sharing plans)            $    0
Minimum account balance:
Non-retirement account                                   $  500
IRA account                                              $    0


Accounts opened through a securities dealer or service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.


AUTOMATIC INVESTMENT PLAN. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in either class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days' notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the application or contact your securities dealer, service agent or the Service Center.


TO REDEEM SHARES


You may redeem either class of the Fund's shares through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.



Your securities dealer, service agent or the Service Center may require the following documents before redeeming your shares:



- A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.



- A signature guarantee, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks, securities dealers or service agents.



- Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.



- Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


OTHER REDEMPTION INFORMATION


SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge.' Contact your securities dealer, service agent or the Service Center for more information on this plan.



TELEPHONE TRANSACTIONS. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time), every business day.



The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone


--------------------------------------------------------------------------------

               A Detailed Look at the Real Estate Securities Fund--Class A and B


instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.


If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.



If you hold shares in certificate form you may not exchange or redeem them by telephone.



SALES CHARGES


PURCHASE PRICE


The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.


Shares are subject to sales charges according to the following schedule:


                            CLASS A SALES
                         CHARGE AS A % OF
                                      NET   CLASS B
                      OFFERING     AMOUNT     SALES
AMOUNT OF PURCHASE       PRICE   INVESTED    CHARGE
 Less than $50,000     5.50%      5.82%      None
---------------------------------------------------
 $50,000 - $99,999     4.50%      4.71%      None
---------------------------------------------------
 $100,000 - $249,999   3.50%      3.63%      None
---------------------------------------------------
 $250,000 - $499,999   2.50%      2.56%      None
---------------------------------------------------
 $500,000 - $999,999   2.00%      2.04%      None
---------------------------------------------------
 $1,000,000 and over   None       None       None
---------------------------------------------------



Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your securities dealer or service agent may be paid a commission at the time of your purchase.


The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

RIGHTS OF ACCUMULATION. If you are purchasing additional Class A shares of the Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing Class A investments will be valued at the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

LETTER OF INTENT. If you anticipate making additional purchases of Class A shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

PURCHASES AT NET ASSET VALUE. You may buy Class A shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.


2) If you are exchanging an investment in Class A shares of certain other Deutsche Asset Management funds for an investment in this Fund (see the section entitled 'Purchases by Exchange' for a description of the conditions).


3) If you are a current or retired Director or Trustee of this or any affiliated fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4) If you are buying shares in any of the following types of accounts:

   (i)  A qualified retirement plan;

   (ii)  A Deutsche Asset Management fund payroll savings program;


   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying

--------------------------------------------------------------------------------

A Detailed Look at the Real Estate Securities Fund--Class A and B


         an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or service agent if you buy shares in this manner.

PURCHASES BY EXCHANGE


You may exchange Class A or B shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A or B shares, respectively, without payment of the sales charges described above or any other charge, up to four times per calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled 'Important Information about Buying and Selling Shares.')


You may request an exchange through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter your order. Before exchanging shares, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

- The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

- You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the exchange by letter.

- Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

- If your shares are in a taxable account, you may have to pay taxes on the exchange.

- Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

REDEMPTION PRICE

The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule:


                        SALES CHARGE AS A PERCENTAGE
                        OF THE DOLLAR AMOUNT SUBJECT
                            TO CHARGE (AS A % OF THE
                            LESSER OF COST OR VALUE)
                             CLASS A         CLASS B
YEARS SINCE PURCHASE          SHARES          SHARES
 First                  1.00%   *       5.00%
----------------------------------------------------
 Second                 1.00%   *       4.00%
----------------------------------------------------
 Third                  None            3.00%
----------------------------------------------------
 Fourth                 None            3.00%
----------------------------------------------------
 Fifth                  None            2.00%
----------------------------------------------------
 Sixth                  None            1.00%
----------------------------------------------------
 Thereafter             None            None
----------------------------------------------------



 *You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.



DETERMINATION OF DEFERRED SALES CHARGE. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:


- No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.


- If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.



- If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge in effect at the time of your original purchase.



- The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.



WAIVER OF SALES CHARGE. You may redeem shares without paying a deferred sales charge under any of the following circumstances:



1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.


--------------------------------------------------------------------------------

               A Detailed Look at the Real Estate Securities Fund--Class A and B



2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.



3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.



4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:



   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.



   (ii) Either you or your representative notifies your securities dealer, service agent or the Service Center that these circumstances exist.


AUTOMATIC CONVERSION OF CLASS B SHARES. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. Shares purchased by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would have converted to Class A shares. If you purchased your shares prior to January 18, 2000, your Class B shares will be converted to Class A shares six years after your purchase. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES


- You may buy and sell shares of the Fund through authorized securities dealers or service agents, as well as directly from the Service Center. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center, your securities dealer or service agent, provided that your securities dealer or service agent forwards your order to the Service Center in a timely manner. Contact your securities dealer or service agent if you have a dispute as to when your order was actually received by the Service Center.



- The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.



- The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.



- Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.


- Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


- The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.



- The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.



- The Fund issues share certificates only for Class A shares and only upon request.



- You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.



- The Fund will not accept purchase and sale orders or exchange requests on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.



- The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.


--------------------------------------------------------------------------------

A Detailed Look at the Real Estate Securities Fund--Class A and B



- Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors, securities dealers or service agents involved.



- Account Statements and Fund Reports: The Service Center, your securities dealer or service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------

               A Detailed Look at the Real Estate Securities Fund--Class A and B

The tables below provide a picture of the Fund's financial performance for the past five fiscal years for Class A and Class B shares. Certain information presented reflects results for a single Fund share. The total returns in the tables represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

FINANCIAL HIGHLIGHTS


CLASS A SHARES


(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                             2001       2000       1999       1998       1997
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                         $ 13.43    $ 10.74    $ 11.64    $ 15.78    $ 13.89
---------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                         0.65       0.64       0.53       0.58       0.52
---------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments        0.54       2.53      (0.85)     (3.79)      2.44
---------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                              1.19       3.17      (0.32)     (3.21)      2.96
---------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                                        (0.48)     (0.46)     (0.44)     (0.46)     (0.60)
---------------------------------------------------------------------------------------------------------------
 Net realized capital gains                                      --      (0.02)     (0.14)     (0.43)     (0.47)
---------------------------------------------------------------------------------------------------------------
 Return of capital                                               --         --         --      (0.04)        --
---------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                          (0.48)     (0.48)     (0.58)     (0.93)     (1.07)
---------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR                               $ 14.14    $ 13.43    $ 10.74    $ 11.64    $ 15.78
---------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN(1)                                    9.26%     30.04%     (2.85)%   (20.82)%    22.01%
---------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of year (000s omitted)                     $19,794    $21,343    $20,449    $33,239    $41,773
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
 Net investment income                                         4.74%      5.42%      4.67%      4.28%      3.87%
---------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements                  1.25%      1.25%(2)    1.25%     1.25%      1.25%
---------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements                 1.71%      1.78%(2)    1.86%     1.55%      1.58%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         38%        39%         7%        24%        35%
---------------------------------------------------------------------------------------------------------------



  (1)Total return excludes the effect of sales charge.

  (2)This ratio excludes custody credits.


--------------------------------------------------------------------------------

A Detailed Look at the Real Estate Securities Fund--Class A and B



FINANCIAL HIGHLIGHTS

CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                               2001      2000      1999      1998      1997
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                           $13.40    $10.72    $11.60    $15.71    $13.84
------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                          0.57      0.53      0.43      0.47      0.42
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments         0.51      2.54     (0.83)    (3.77)     2.42
------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                               1.08      3.07     (0.40)    (3.30)     2.84
------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                                         (0.39)    (0.37)    (0.34)    (0.34)    (0.50)
------------------------------------------------------------------------------------------------------------
 Net realized capital gains                                       --     (0.02)    (0.14)    (0.43)    (0.47)
------------------------------------------------------------------------------------------------------------
 Return of capital                                                --        --        --     (0.04)       --
------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                           (0.39)    (0.39)    (0.48)    (0.81)    (0.97)
------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR                                 $14.09    $13.40    $10.72    $11.60    $15.71
------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN(1)                                     8.40%    29.01%    (3.50)%  (21.39)%   21.11%
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of year (000s omitted)                       $5,735    $6,771    $4,725    $7,641    $9,799
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
 Net investment income                                          4.11%     4.72%     3.89%     3.48%     3.12%
------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements                   2.00%     2.00%(2)   2.00%    2.00%     2.00%
------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements                  2.46%     2.53%(2)   2.61%    2.30%     2.33%
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          38%       39%        7%       24%       35%
------------------------------------------------------------------------------------------------------------



  (1)Total return excludes the effect of sales charge.

  (2)This ratio excludes custody credits.


--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                      Deutsche Asset Management Service Center
                      P.O. Box 219210
                      Kansas City, MO 64121-9210
or call toll-free:           1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.

Real Estate Securities Fund, Inc.
Class A Shares
Class B Shares

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101
                                                           CUSIP #75600Q108
                                                                 #75600Q207
                                                           BDREPRO (05/02)
                                                           811-8500

                                                       Deutsche Asset Management


[ARTWORK OF GLOBE]                                        Mutual Fund Prospectus
                                                                     May 1, 2002


                                                             Institutional Class


REAL ESTATE SECURITIES FUND


[LIKE SHARES OF ALL MUTUAL FUNDS,
THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION
NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL
OFFENSE.]                                             [DEUTSCHE BANK GROUP LOGO]

                         INTENTIONALLY LEFT BLANK PAGE

OVERVIEW
--------------------------------------------------------------------------------

OF THE REAL ESTATE SECURITIES FUND--INSTITUTIONAL CLASS


GOAL: The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.
CORE STRATEGY: The Fund invests in common stocks of real estate operating companies and real estate investment trusts ('REITs') in the US.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to achieve its goal by investing in common stocks of real estate operating companies and REITs in the US. Real estate investing may produce capital appreciation and income--the two components of total return. In managing the Fund, the Fund's investment advisor and sub-advisor (the 'Advisors') use a combination of industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth and financial flexibility.
-------------------------------------------------------------

REAL ESTATE SECURITIES FUND--INSTITUTIONAL CLASS


OVERVIEW OF THE REAL ESTATE SECURITIES FUND


Goal.........................................    3
Core Strategy................................    3
Investment Policies and Strategies...........    3
Principal Risks of Investing in the Fund.....    4
Who Should Consider Investing in the Fund....    4
Total Returns, After Fees and Expenses.......    5
Fees and Expenses of the Fund................    6


A DETAILED LOOK AT THE REAL ESTATE SECURITIES FUND


Objective....................................    7
Strategy.....................................    7
Principal Investments........................    7
Investment Process...........................    7
Risks........................................    7
Management of the Fund.......................    8
Calculating the Fund's Share Price...........    9
Dividends and Distributions..................    9
Tax Considerations...........................    9
Buying and Selling Institutional Class
  Shares.....................................   10
Financial Highlights.........................   14

--------------------------------------------------------------------------------

Overview of the Real Estate Securities Fund--Institutional Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

- Stocks the Fund holds could perform poorly.

- Investing in the securities of real estate-related companies involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.

- Investments in securities of REITs entail additional risks because REITs depend on specialized management skills, may invest in a limited number of properties and may concentrate in a particular region or property type.


- The stock market could decline or could underperform other investments.


WHO SHOULD CONSIDER INVESTING
IN THE FUND


You should consider investing in the Fund if you are willing to accept the risks and uncertainties of the real estate market in the hope of earning total return while diversifying your investment portfolio. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income or cannot tolerate fluctuations in the value of your investments.



This Prospectus describes Real Estate Securities Fund Institutional Class. The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares from the Fund directly through the Deutsche Asset Management Service Center (the 'Service Center.') The Institutional Class may be purchased only by eligible institutions, by certain qualified retirement plans or by investment advisory affiliates of Deutsche Bank Securities Inc. or the Deutsche Asset Management family of funds on behalf of their clients. The Fund also offers other classes with different fees, expenses and investment minimums.


The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities in the real estate sector. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                Overview of the Real Estate Securities Fund--Institutional Class

TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Institutional Class' actual total return for each full calendar year since the Fund began selling the Institutional Class. The table compares the Institutional Class' average annual total return with the WILSHIRE REAL ESTATE SECURITIES INDEX and the STANDARD & POOR'S 500(R) COMPOSITE STOCK INDEX ('S&P 500(R)') over the last calendar year and since inception. Each index is a group of securities whose overall performance is used as a standard to measure investment performance. They do not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.


The table also shows the after-tax returns of the Fund's Institutional Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not an indication of how the Fund will perform in the future.
----------------------------------------------------------------
The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds Fund shares at the end of the period. The number only reflects the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

The WILSHIRE REAL ESTATE SECURITIES INDEX is an unmanaged index of publicly traded real estate securities, such as REITs, Real Estate Operating Companies and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The index is a model, not an actual portfolio.


The STANDARD & POOR'S 500(R) COMPOSITE STOCK INDEX is an unmanaged index that measures the performance of 500 large US companies. It is a model, not an actual portfolio.



(1)These figures assume the reinvestment of dividends and capital gain distributions.


(2)For the period from 3/31/97 through 12/31/01.



YEAR-BY-YEAR RETURNS

(each full calendar year since inception)



[GRAPH]
                1998          1999           2000          2001


 For the period from January 1, 2002 through March 31, 2002, the year-to-date return for the Institutional Class was 8.13%. For the period shown in the bar chart, the highest quarterly return in any calendar quarter was 12.05% (quarter ended 6/30/00) and the lowest quarterly return in any calendar quarter was -10.99% (quarter ended 9/30/99).



PERFORMANCE FOR THE PERIODS ENDED DECEMBER 31, 2001



                                   AVERAGE ANNUAL TOTAL RETURNS
                                             SINCE INCEPTION
                                1 YEAR      (MARCH 31, 1997)
 Institutional Class(1)
 Return Before Taxes               9.53%                  5.78%
---------------------------------------------------------------
 Institutional Class(1)
 Return After Taxes on
   Distributions                   7.93%                  3.78%
---------------------------------------------------------------
 Institutional Class(1)
 Return After Taxes on
   Distributions and Sale of
   Fund Shares                     5.74%                  3.70%
---------------------------------------------------------------
 Wilshire Real Estate
   Securities Index (reflects
   no deduction for fees,
   expenses, or taxes)            10.45%                  6.65%(2)
---------------------------------------------------------------
 S&P 500(R) (reflects no
   deduction for fees,
   expenses, or taxes)          (11.87)%              10.68%(2)
---------------------------------------------------------------


--------------------------------------------------------------------------------

Overview of the Real Estate Securities Fund--Institutional Class


FEES AND EXPENSES OF THE FUND


The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares.


EXPENSE EXAMPLE. The example below illustrates the expenses incurred on a $10,000 investment in the Institutional Class of the Fund. The example assumes that the Institutional Class earned an annual return of 5% over the periods shown, the Institutional Class' operating expenses remained the same, you reinvested all dividends and distributions, and you sold your shares at the end of the period.



You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

----------------------------------------------------------------

(1)Investment Company Capital Corp., in its capacity as Advisor, has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Annual Fund Operating Expenses.' This agreement will continue until at least April 30, 2003 and may be extended.


(2)For the first 12 months, the Expense Example takes into account fee waivers and/or expense reimbursements.


 ANNUAL FEES AND EXPENSES



                                       PERCENTAGE OF AVERAGE
                                            DAILY NET ASSETS
 Management Fees                                       0.65%
------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees               None
------------------------------------------------------------
 Other Expenses                                        0.81%
------------------------------------------------------------
 Total Annual Fund Operating Expenses (before
   fee waivers and/or expense reimbursements)          1.46%
------------------------------------------------------------
 Less: Fee Waivers and/or Expense
   Reimbursements(1)                                   0.46%
------------------------------------------------------------
 NET ANNUAL FUND OPERATING EXPENSES                    1.00%
------------------------------------------------------------



 EXPENSE EXAMPLE(2)


    1 YEAR    3 YEARS    5 YEARS    10 YEARS
    $102        $417        $754     $1,707

         -------------------------------------------------------------

--------------------------------------------------------------------------------

A DETAILED LOOK
--------------------------------------------------------------------------------

AT THE REAL ESTATE SECURITIES FUND--INSTITUTIONAL CLASS


OBJECTIVE

The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

STRATEGY

The Fund seeks to achieve its objective by investing in common stocks of real estate operating companies and REITs in the US.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in common stocks of companies that are principally engaged in the real estate industry inside the US. The Fund will invest in the common stocks of REITs. REITs are companies that manage a portfolio of real estate investments. These investments may be either equity or debt investments. Equity REITs are companies that directly own real estate and realize income primarily from renting properties and selling them for capital gains. Mortgage REITs specialize in lending money to building developers. They realize income by earning interest income on these loans. Hybrid REITs have a mix of both types of investments.

INVESTMENT PROCESS

The Advisors use a combination of industry and company analyses. Industry analysis involves assessing the stage of the business cycle for each sector and market. Company analysis seeks to identify companies that the Advisors believe have strong management, successful track records, good prospects for future growth and financial flexibility. For example, the Advisors seek management teams that have demonstrated the ability to increase the value of commercial property and attract high quality tenants. Then, using their own model, the Advisors measure a variety of factors to find companies that are attractively priced. These factors include a company's expected return, intrinsic value and measures of its potential for growth versus the value of its securities. The resulting portfolio will be diversified by sector and region.

The Advisors divide the portfolio's holdings into two groups: core holdings and special situations. Core holdings comprise the bulk of the portfolio and are defined as companies that satisfy or rank high on all or most of the Advisors' selection criteria and that the Advisors believe are attractively priced. Special situations are companies that the Advisors believe offer above-average total return potential, but may not satisfy all of the investment criteria of a core holding. They are usually added to the portfolio in anticipation of a specific event or revaluation, and are typically sold when specific goals are realized.

TEMPORARY DEFENSIVE POSITION. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest up to 100% of the Fund's assets in short-term money market instruments, if the situation warrants. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its investment objective. The Advisors would follow such a strategy only if they reasonably believe the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

RISKS

Set forth below are some of the prominent risks associated with investing in general and investing in common stocks of companies engaged in the real estate industry in particular. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

PRIMARY RISKS

MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

REAL ESTATE RISK. Investing in the securities of companies engaged in the real estate industry is subject to many of the same risks of direct investment in real estate. These include declines in the value of real estate, risks related to general and local economic conditions, overbuilding, increased competition and increases in interest rates resulting in increased financing costs.
--------------------------------------------------------------------------------

A Detailed Look at the Real Estate Securities Fund--Institutional Class


REIT RISK. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of the credit extended by the REIT. Hybrid REITs are affected by both types of risk. REITs depend on specialized management skills, may invest in a limited number of properties, and may concentrate in a particular region or property type. REITs must also satisfy specific Internal Revenue Code provisions before they are qualified to pass income through to shareholders without paying taxes. When the Fund invests in a REIT, shareholders will bear a share of the operating expenses of the REIT in addition to similar expenses of the Fund.

SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

STYLE RISK. As with any investment style, the method used by the Advisors in selecting the Fund's core holdings may, at times, perform better than or worse than other investment styles and the overall market. In addition, the Fund's investment in special situations may cause the Fund to experience additional price volatility.

SECONDARY RISK

PRICING RISK. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND


DEUTSCHE ASSET MANAGEMENT is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.


BOARD OF DIRECTORS. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.


INVESTMENT ADVISOR AND SUB-ADVISOR. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and LaSalle Investment Management (Securities) L.P. ('LaSalle' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2002, funds managed by ICCC totaled approximately $9.6 billion in net assets. LaSalle is a registered investment advisor with approximately $4 billion under management as of March 31, 2002. LaSalle is indirectly controlled by Jones Lang LaSalle Incorporated, an international real estate investment management company.


ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the activities of LaSalle. LaSalle is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services for the fiscal year ended December 31, 2001, ICCC received from the Fund a fee equal to 0.19% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates LaSalle out of its advisory fee. ICCC has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.00% of the average daily net assets of the Institutional Class. This agreement will continue until at least April 30, 2003 and may be extended.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

ICCC's address is One South Street, Baltimore, Maryland 21202. LaSalle's address is 100 East Pratt Street, Baltimore, Maryland 21202.

PORTFOLIO MANAGERS

The following portfolio managers are responsible for the day-to-day management of the Fund:

MR. WILLIAM K. MORRILL, JR., Lead Portfolio Manager

- Managed the Fund since inception. Portfolio manager with LaSalle or its predecessors since 1986.

- Managing Director and Chief Executive Officer of LaSalle.

- President of the Fund from 1995-2000.

- 22 years of investment experience.

--------------------------------------------------------------------------------

         A Detailed Look at the Real Estate Securities Fund--Institutional Class


- BA from Johns Hopkins University and MBA from Harvard University.

MR. KEITH R. PAULEY, Co-Portfolio Manager

- Co-Managed the Fund since inception. Portfolio manager with LaSalle or its predecessors since 1986.

- Managing Director of LaSalle.

- Executive Vice President of the Fund from 1995-2000.

- Over 15 years of investment experience.

- BA and MBA from the University of Maryland.

MR. JAMES A. ULMER III, Co-Portfolio Manager and Vice President of the Fund

- Co-Managed the Fund since September 1998.

- Principal of LaSalle since 1997.

- Portfolio Analyst and Strategist for AIRES Real Estate Services from
  1993-1997.

- Prior to 1993, President of the Parkway Companies (owners and developers of office and industrial properties) and a bank and real estate securities analyst for T. Rowe Price Associates.

- Over 30 years of investment experience.

- BBA from Southern Methodist University and MBA from Harvard University.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock EXCHANGE IS OPEN for business. You can find the Fund's share price on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class
----------------------------------------------------------------


Typically, the New York Stock EXCHANGE IS OPEN every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.



from the total value of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable.


When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS


If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income monthly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.


The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center, your securities dealer or service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of

--------------------------------------------------------------------------------

A Detailed Look at the Real Estate Securities Fund--Institutional Class


dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


TRANSACTION                               TAX STATUS
 Income dividends                         Ordinary income
-----------------------------------------------------------
 Short-term capital gain distributions*   Ordinary income
-----------------------------------------------------------
 Long-term capital gain distributions*    Long-term capital
                                           gains
-----------------------------------------------------------


 *Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


TRANSACTION                    TAX STATUS
 Your sale of shares owned     Generally, long-term capital
  for more than one year        gains or losses
------------------------------------------------------------
 Your sale of shares owned     Generally, short-term capital
  for one year or less          gains or losses; losses
                                subject to special rules
------------------------------------------------------------


By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING INSTITUTIONAL CLASS SHARES

ELIGIBILITY REQUIREMENTS

You may buy Institutional Class shares if you are any of the following:


- An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).


- An employee benefit plan with assets of at least $50 million.

- A registered investment advisor or financial planner purchasing shares on behalf of clients and charging an asset-based or hourly fee.

- A client of the private banking division of Deutsche Bank AG.

- A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.


You may buy Institutional Class shares through any financial institution that is authorized to act as a securities dealer or service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Service Center.


INVESTMENT MINIMUMS


Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.


The minimum initial investment is waived for:

- Investment advisory affiliates of Deutsche Bank Securities Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

- Employee benefit plans with assets of at least $50 million.

- Clients of the private banking division of Deutsche Bank AG.


- A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.


If the value of your account falls below $50,000, for any reason other than a change in market value, the Fund reserves the right to redeem your shares, after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their sole discretion.


HOW TO BUY AND SELL SHARES THROUGH YOUR SERVICE AGENT


BUYING. You may buy Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter and pay for your order. The Advisor may provide compensation to securities dealers and service agents for distribution, administrative and promotional services.

SELLING. You may redeem Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, service agent or
--------------------------------------------------------------------------------

         A Detailed Look at the Real Estate Securities Fund--Institutional Class


bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.

HOW TO BUY AND SELL SHARES THROUGH THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER

BY MAIL

BUYING. Send your check in US dollars, payable to 'Real Estate Securities Fund, Inc.--Institutional Class--Fund Number 452' to the Service Center. The addresses are shown under 'How to Contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Funds,' include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

SELLING. Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000 or if the redemption proceeds will be sent to an address other than the one on record. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

BY WIRE

BUYING. You may only buy shares by wire if your account is authorized to do so. Please note that you, your securities dealer or service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day.

Bank Name:             Bankers Trust

Routing No:            021001033

Attn:                  Deutsche Asset Management Mutual
                       Funds

DDA No:                00-226-296

FBO:                   (Account name)
                       (Account number)

Credit:                Real Estate Securities Fund,
                       Inc.--Institutional Class--Fund Number 452

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete and the sending bank may charge a fee. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


SELLING. You may sell shares by wire only if your account is authorized to do so. To sell shares by wire, contact your securities dealer, service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. For your protection, you may not change the destination bank account over the phone. The Service Center must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.


TELEPHONE TRANSACTIONS

If your shares are in an account with the Service Center, you may (1) receive redemption proceeds by check in any amount up to $100,000, or by wire in any amount, or (2) exchange shares for Institutional Class shares of another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be

--------------------------------------------------------------------------------

A Detailed Look at the Real Estate Securities Fund--Institutional Class


required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

HOW TO CONTACT THE DEUTSCHE ASSET MANAGEMENT
SERVICE CENTER

By Phone:              1-800-730-1313

By Mail:               Deutsche Asset Management
                       Service Center
                       PO Box 219210
                       Kansas City, MO 64121-9210

By Overnight Mail:     Deutsche Asset Management
                       Service Center
                       210 West 10th Street, 8th floor
                       Kansas City, MO 64105-1716

Representatives are available to assist you personally Monday through Friday, 8:30 am to 7:00 pm (Eastern time) each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

HOW TO OPEN YOUR FUND ACCOUNT WITH THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER

By Mail:               Complete and sign an account
                       application. You may obtain an application by calling the Service Center. Mail the completed application along with a check payable to 'Real Estate Securities Fund, Inc.--Institutional Class--Fund Number 452' to the Service Center. The addresses are shown under 'How to Contact the Deutsche Asset Management Service Center.'

By Wire: Call the Service Center to set up a wire account.

Please note that your account cannot become activated until the Service Center receives a completed application.


EXCHANGE PRIVILEGE. You may exchange all or part of your Institutional Class shares for Institutional Class shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your securities dealer or service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Service Center, you may also request an exchange directly through the Service Center by mail or by telephone. You may order exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center, your securities dealer or service agent. (For more information on buying and selling shares, please refer to the section entitled 'Important Information about Buying and Selling Institutional Class Shares.')


Please note the following conditions:

- The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

- You may make the exchange by phone for amounts up to $100,000, only if your account has the exchange by phone feature, otherwise make the exchange by letter.

- If your shares are in a taxable account, you may have to pay taxes on the exchange.

- Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING INSTITUTIONAL CLASS SHARES


- You may buy and sell shares of the Fund through authorized securities dealers or service agents, as well as directly from the Service Center. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center, your securities dealer or service agent, provided that your securities dealer or service agent forwards your order to the Service Center in a timely manner. Contact your securities dealer or service agent if you have a dispute as to when your order was actually received by the Service Center.


- The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

- The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

--------------------------------------------------------------------------------

         A Detailed Look at the Real Estate Securities Fund--Institutional Class


- Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

- Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

- The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.

- The Fund does not issue share certificates for the Institutional Class.

- You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

- The Fund will not accept purchase and sale orders or exchange requests on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

- The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

- Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors, securities dealers or service agents involved.

- If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.


- Account Statements and Fund Reports: The Service Center, your securities dealer or service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------

A Detailed Look at the Real Estate Securities Fund--Institutional Class

The table below provides a picture of the Institutional Class' financial performance since the commencement of operations. Certain information presented reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Institutional Class, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                     FOR THE PERIOD
                                                                                                          MARCH 31,
                                                                                                            1997(1)
                                                                                                            THROUGH
                                                            FOR THE YEARS ENDED DECEMBER 31,           DECEMBER 31,
                                                          2001       2000       1999       1998                1997
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD                    $13.50     $10.84     $11.74     $15.91     $        14.19
-------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net investment income                                     0.74       0.63(2)    0.58       0.58               0.47
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain (loss) on investments    0.49       2.54      (0.87)     (3.78)              2.14
-------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                          1.23       3.17      (0.29)     (3.20)              2.61
===================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income                                    (0.51)     (0.49)     (0.47)     (0.50)             (0.42)
-------------------------------------------------------------------------------------------------------------------
 Net realized capital gains                                  --      (0.02)     (0.14)     (0.43)             (0.47)
-------------------------------------------------------------------------------------------------------------------
 Return of capital                                           --         --         --      (0.04)                --
-------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS                                      (0.51)     (0.51)     (0.61)     (0.97)             (0.89)
===================================================================================================================
 NET ASSET VALUE, END OF PERIOD                          $14.22     $13.50     $10.84     $11.74     $        15.91
-------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT RETURN                                   9.53%     29.79%     (2.56)%   (20.64)%            18.84%
===================================================================================================================
 SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period (000s omitted)                $   37     $   30     $  585     $  582     $          288
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
 Net investment income                                     5.66%      5.37%      5.18%      4.73%              4.30%(3)
-------------------------------------------------------------------------------------------------------------------
 Expenses after waivers and/or reimbursements              1.00%      1.00%(4)   1.00%      1.00%              1.00%(3)
-------------------------------------------------------------------------------------------------------------------
 Expenses before waivers and/or reimbursements             1.46%      1.53%(4)()   1.61%    1.28%              1.39%(3)
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     38%        39%         7%        24%                35%
-------------------------------------------------------------------------------------------------------------------


 (1)Commencement of operations.
 (2)Per share net investment income is calculated using the average shares method for the fiscal year 2000.
 (3)Annualized.
 (4)This ratio excludes custody credits.

--------------------------------------------------------------------------------

                       This page intentionally left blank

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2002, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                      Deutsche Asset Management Service Center
                      PO Box 219210
                      Kansas City, MO 64121-9210
or call toll-free:           1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.

Real Estate Securities Fund, Inc.--Institutional Class       CUSIP #75600Q306
                                                             REIPRO (05/02)
Distributed by:                                              811-8500
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101


                       STATEMENT OF ADDITIONAL INFORMATION



                             ----------------------



                        REAL ESTATE SECURITIES FUND, INC.
           (Formerly Flag Investors Real Estate Securities Fund, Inc.)

                                One South Street
                            Baltimore, Maryland 21202



                             -----------------------



     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD
         BE READ IN CONJUNCTION WITH A PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, AND
     ADDITIONAL FINANCIAL INFORMATION IS INCLUDED IN THE FUND'S SEMI-ANNUAL
       REPORT WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND
         EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF EACH PROSPECTUS AND THE
        ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICE AGENT OR BY WRITING OR CALLING THE FUND,
          ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 730-1313.



              Statement of Additional Information Dated May 1, 2002



                 Relating to the Prospectuses Dated May 1, 2002

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................2
         Master Limited Partnerships...........................................3
         Debt Securities.......................................................3
         Risks of Investment in Real Estate Securities.........................4
         Risks of Investments in Foreign Securities............................4
         Money Market Securities...............................................5
         Futures Contracts and Options on Futures Contracts....................5
         Warrants..............................................................6
         Other Investment Practices............................................6
         Investment Restrictions...............................................7
VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS.............................8
         Valuation of Shares...................................................8
         Subscriptions.........................................................8
         Redemptions...........................................................8
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS...........................9
         Qualification as a Regulated Investment Company.......................9
         Fund Distributions...................................................10
         Sale or Exchange of Fund Shares......................................10
         Federal Excise Tax; Miscellaneous Considerations;
         Effect of Future Legislation.........................................11
         State and Local Tax Considerations...................................11
MANAGEMENT OF THE FUND........................................................11
         Directors and Officers...............................................11
         Director Ownership in the Fund.......................................16
         Ownership in Securities of the Advisors and Related Companies........16
         Information Concerning Committees and Meetings of Directors..........17
         Codes of Ethics......................................................19
INVESTMENT ADVISORY AND OTHER SERVICES........................................20
         Advisory Contract Approval...........................................20
DISTRIBUTION OF FUND SHARES...................................................21
BROKERAGE.....................................................................24
CAPITAL STOCK.................................................................25
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.............................26
LEGAL MATTERS.................................................................26
INDEPENDENT ACCOUNTANTS.......................................................26
PERFORMANCE INFORMATION.......................................................26
         Average Annual Total Returns (Before Taxes)..........................26
         Average Annual Total Returns (After Taxes on Distributions)..........27
         Average Annual Total Returns (After Taxes on
         Distributions and Redemption)........................................28
         Aggregate Total Returns (Before Taxes)...............................29
         Other Non-Standardized Total Return Calculations.....................29
         Yield Calculations...................................................30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................31
FINANCIAL STATEMENTS..........................................................31
APPENDIX ....................................................................A-1

GENERAL INFORMATION AND HISTORY


Real Estate Securities Fund, Inc. (formerly, Flag Investors Real Estate Securities Fund, Inc.) (the `Fund') is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the `SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Real Estate Securities Fund - Class A Shares (formerly, Flag Investors Class A Shares) (the `Class A Shares'), Real Estate Securities Fund - Class B Shares (formerly, Flag Investors Class B Shares) (the `Class B Shares') and Real Estate Securities Fund Institutional Class (formerly, Flag Investors Institutional Shares) (the `Institutional Class') (collectively, the `Shares'). As used herein, the `Fund' refers to Real Estate Securities Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Effective May 7, 2001, Deutsche Asset Management changed the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management'. This change did not affect the objectives, management, or operations of the Fund but resulted in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund.



Important information concerning the Fund is included in the Fund's current Prospectuses, which may be obtained without charge from the Fund's distributor (the `Distributor') or from Participating Dealers that offer such Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the registration statement for the Fund and its Shares filed with the SEC. Copies of the registration statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.



The Fund was incorporated under the laws of the State of Maryland on May 2, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the `1940 Act'), and its Shares under the Securities Act of 1933, as amended (the `1933 Act'). The Fund began operations on January 3, 1995. The Fund began offering the Institutional Class on March 31, 1997.


INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry. The Fund may also invest in equity securities including common stock, rights or warrants to purchase common stock, preferred stock and securities convertible into common stock. There can be no assurance that the Fund will achieve its investment objective.



Under normal circumstances, the Fund will invest at least 80% of its net assets, at the time the security is purchased, in common stocks of companies principally engaged in the US real estate industry. This policy may be changed by the Board of Directors, upon 60 days' written notice to shareholders. A company is `principally engaged' in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: real estate investment trusts (`REITs'); master limited partnerships that invest in interests in real estate and that are traded on a national securities exchange; real estate brokers or developers; and companies with substantial real estate holdings, such as paper and lumber producers. The Fund may invest up to 10% of its [net] total assets in securities of foreign real estate companies.



Under normal conditions the portfolio may invest up to 20% of its net assets in securities of companies outside the real estate industry and nonconvertible debt securities such as bonds. The Fund's investment advisor and sub-advisor (collectively, the `Advisors') currently anticipate that investments outside the real estate industry will be primarily in securities of companies whose products and services are related to the real estate industry. They may include manufacturers and distributors of building supplies, financial institutions that make or service mortgages and companies whose real estate assets are substantial relative to their stock market valuations, such as retailers and railroads.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended ("Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.



Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.



In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.



Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than -- and at times will perform differently from -- large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.


MASTER LIMITED PARTNERSHIPS

The Fund intends to invest in partnership units of real estate companies organized as master limited partnerships whose ownership interests are publicly traded. For federal income tax purposes, an entity treated as a partnership is not itself a taxpaying entity. Instead, each partner in a partnership is required to take into account in computing his income tax liability his allocable share of the income, gain, loss, deductions and credits of the partnership. Master limited partnerships often own several properties or businesses that are related to real estate development or are themselves heavily invested in real estate. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. The Fund will invest only in partnership units of master limited partnerships that are traded on a national securities exchange.

DEBT SECURITIES


Up to 35% of the Fund's net assets may be invested in debt securities (which do not include, for purposes of this investment policy, convertible debt securities that the Advisors believe have attractive equity characteristics). The Fund may invest in debt securities rated BBB or better by Standard & Poor's Ratings Group (`S&P') or Baa or better by Moody's Investors Service, Inc. (`Moody's') or, if not rated, are of comparable quality as determined by the Advisors. While classified as `investment grade,' securities rated Baa by Moody's or BBB by S&P have speculative characteristics. (See the Appendix to this Statement of Additional Information for a description of the ratings categories of S&P and Moody's.) In choosing debt securities for purchase by the Fund, the Advisors will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's portfolio (see `Investment Advisory and Other Services').

The Fund may invest up to 5% of its net assets in zero coupon or other original issue discount securities. These securities pay no current interest but are purchased at a deep discount from the amount due at maturity. When held to maturity, the entire return, which consists of the amortization of discount, is the difference between the purchase price and the amount due at maturity.


The value of the Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher rated fixed-income securities. The market value of lower rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.


RISKS OF INVESTMENT IN REAL ESTATE SECURITIES

Even though the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

The risks of ownership of partnership units of master limited partnerships include those related to changes in economic conditions or changes in real estate and specific property values. One added risk of master limited partnerships is that they do not allow for election of independent directors or trustees to oversee the policies of the partnership. Rather, they rely on a general partner to exercise fiduciary responsibilities.


In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.


RISKS OF INVESTMENTS IN FOREIGN SECURITIES


Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the US or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the US, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the US. Investments in foreign countries could be affected by other factors not present in the US, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, potential difficulties in enforcing contractual obligations and the possibility of extended settlement periods. For additional risk disclosure see `Repurchase Agreements' and `When-Issued Securities.'

MONEY MARKET SECURITIES


From time to time the Fund may purchase high-quality short-term debt securities, commonly known as money market securities. These securities include direct obligations of the US Government which consist of bills, notes and bonds issued by the US Treasury. Obligations issued by agencies of the US Government, while not direct obligations of the US Government, are either backed by the full faith and credit of the US or are guaranteed by the US Treasury or supported by the issuing agencies' right to borrow from the US Treasury.



The obligations of US commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchange. Maturities are generally six months or less.



The commercial paper that may be purchased includes variable amount master demand notes, which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate that varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must be, in the opinion of the Advisors, equivalent to the ratings applicable to permitted investments for the Fund. The Advisors will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in `cash settlement' futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).


The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (`CFTC') with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.


Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities that initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. A purchase of an option involves payment of a premium for the option without any further obligation on the part of the Fund.


Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions are (1) for bona fide hedging purposes, or (2) for other purposes to the extent that the aggregate initial margin deposits and premiums do not exceed 5% of the liquidation value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts it has entered into). Margins and premiums on bona fide hedging positions are excluded from this 5% limit. The Advisors reserve the right to comply with such different standards as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.



The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain that might result from an increase in the value of such position. The Fund will earmark or segregate appropriate liquid assets in an account with its custodian to cover its positions in options and futures transactions. The ability of the Fund to hedge successfully will depend in part on the Advisors' ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value, while income earned by the Fund maintained from its hedging activities generally will be treated as capital gains.



WARRANTS



Warrants are a type of security usually issued with bonds that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


OTHER INVESTMENT PRACTICES


In addition, the Fund may enter into repurchase agreements, make temporary investments, purchase when-issued securities and invest in initial public offerings as described below.



REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions, such as banks or broker-dealers, deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of the collateral will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral for these repurchase agreements will be held by a duly appointed sub-custodian. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the US Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including:


         1) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto,

         2) possible subnormal levels of income and lack of access to income during this period, and

         3)       expenses of enforcing its rights.


WHEN-ISSUED SECURITIES. The Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the Fund during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. The Fund will earmark or segregate liquid assets with its custodian in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will earmark or segregate additional liquid assets on a daily basis so that the value of the assets is equal to the amount of such commitments.


TEMPORARY INVESTMENTS. For temporary defensive purposes the Fund may invest up to 100% of its assets in short-term money market instruments consisting of securities issued or guaranteed by the US Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper rated, at the time of purchase, in the top two categories by a national rating agency or determined to be of comparable quality by the Advisors at the time of purchase and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's at the time of purchase. The Fund may hold a portion of its assets in cash.


INITIAL PUBLIC OFFERINGS (IPOS). The Fund may make investments in IPOs, consistent with its investment objective. Due to the limited number of IPOs in the real estate industry, the Fund's participation in IPOs has been negligible over the last three years.


INVESTMENT RESTRICTIONS


The Fund's investment program is subject to a number of restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. The Fund will not:



1. With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the US Government, its agencies and instrumentalities.



2. Concentrate 25% or more of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the real estate industry (for these purposes the US Government and its agencies and instrumentalities are not considered an issuer).



3. Borrow money, except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.


4. Invest in real estate, real estate limited partnership interests or mortgages on real estate, provided that the Fund may invest in marketable securities of companies that invest in real estate, real estate investment trusts and exchange-traded master limited partnerships and may purchase securities secured or otherwise supported by interests in real estate.

5. Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures.

6. Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Issue senior securities, provided that the Fund may invest in financial futures and options on such futures.

8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies.

9.       Effect short sales of securities.

10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

11. Purchase participations or other direct interest in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases.

The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1. Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

2. Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.


Unless otherwise noted, the percentage limitations contained in these restrictions and elsewhere in this SAI and the Prospectuses apply at the time of purchase of securities.



VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS


VALUATION OF SHARES


The net asset value per Share is determined daily at the close of regular trading on the New York Stock Exchange, which is ordinarily 4:00 pm (Eastern
Time), each day on which the New York Stock Exchange is open for business (a `business day'). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These `late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.


When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.


SUBSCRIPTIONS


Under normal circumstances, a Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to the Fund in whole or in part by a contribution of readily available marketable securities to the Fund's portfolio that meet the Fund's objective, as determined by the Advisors. Contact the Deutsche Asset Management Service Center at 1-800-730-1313 for further information.



REDEMPTIONS


The Fund may suspend the right of redemption or postpone the date of payment during any period when:

1) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC;

2) the New York Stock Exchange is closed for other than customary weekend and holiday closings;

3)       the SEC has by order permitted such suspension; or

4) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

Under normal circumstances, the Fund will redeem Shares in cash. However, the Board of Directors may determine that it would be in the best interests of the remaining shareholders, to make payment of the redemption price in whole or in part by a distribution of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash and may realize a tax gain or loss at the time of the in kind distribution. The method of valuing portfolio securities is described under `Valuation of Shares', and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the

1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning.


The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the `Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company (`RIC') under Subchapter M of the Code. Accordingly, the Fund must, among other things,

1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income (including, generally, certain gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities and currencies; and

2) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:


         (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and



         (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.


For purposes of the 90% gross income requirement described above, REITs are stock or securities.

In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

FUND DISTRIBUTIONS


Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares of the Fund or shares of another Deutsche Asset Management fund, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.


The Fund may either retain or distribute to shareholders its excess of net realized long-term capital gains over net realized short-term capital losses (`net realized capital gains'). If such gains are distributed as a capital gain distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, you will include such undistributed gains in your income, will increase your basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by you and will be able to claim your share of the tax paid by the Fund as a refundable credit.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce your cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when you sell those Shares on which you received the distribution.



In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Because REIT distributions do not qualify for the dividends-received deduction, it is not expected that Fund distributions will qualify for the corporate dividends-received deduction.


Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

You should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. You will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to your purchase.

The Fund will provide you with an annual statement describing the federal tax status of distributions paid (or deemed to be paid) to you by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction, if any.


The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gains, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass through to you your pro-rata share of any foreign taxes paid by the Fund.


SALE OR EXCHANGE OF FUND SHARES

The sale, exchange or redemption of a Fund Share is generally a taxable event for you. Generally, if you hold shares as a capital asset, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if you held the Share for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gain of the Fund that have been included in determining your long-term capital gains). In addition, any loss you realize on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after you dispose of the Shares). This loss disallowance rule will apply to Shares you receive through the reinvestment of dividends during the 61-day period.


In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the US Treasury the withheld amount of distributions payable to you if you:



1)       have failed to provide a correct taxpayer identification number,



2) are subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends,



3) have failed to certify to the Fund that you are not subject to backup withholding, or



4) have failed to certify that you are a US person (including a US resident alien).


FEDERAL EXCISE TAX; MISCELLANEOUS CONSIDERATIONS; EFFECT OF FUTURE LEGISLATION

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.


The Fund's investments in partnership units of master limited partnerships, which are taxable as partnerships, will generally not produce income of a type required for qualification as a regulated investment company as discussed above. Holders of partnership units of such master limited partnerships are required to take into account their allocable share of each item of the partnership's income and loss in computing their individual tax liabilities. Further, each such item of income generally retains the same tax attributes in the hands of the unit holder as it has in the hands of the partnership. Accordingly, items of income derived from such master limited partnership units generally will not qualify as `interest' or `dividends' and if the aggregate of such income and any other nonqualifying income of the Fund exceeds 10% of the Fund's gross income, the Fund would not be eligible for the special tax treatment afforded regulated investment companies. As a result, the Fund intends to limit its investments in partnership units of master limited partnerships.


If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes. You are encouraged to consult your tax advisor prior to investing in the Fund.

STATE AND LOCAL TAX CONSIDERATIONS

Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting your investment in the Fund.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.



The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an 'interested person' of the Fund (as defined in the 1940 Act) (an `Independent Director'). Information for each Non - Independent Director (an `Interested Director') follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One South Street, Baltimore, Maryland 21202.



----------------------------------------------------------------------------------------------------------------------------
NAME, BIRTH DATE AND            BUSINESS EXPERIENCE AND DIRECTORSHIPS                               NUMBER OF FUNDS IN
POSITION WITH THE FUND          DURING THE PAST 5 YEARS                                             THE FUND COMPLEX
                                                                                                    OVERSEEN BY DIRECTOR(1)
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Richard R. Burt                 Chairman, IEP Advisors, Inc. (July 1998 to present);                        25
2/3/47                          Chairman of the Board, Weirton Steel Corporation (April 1996
Director since 1999.            to present); Member of the Board, Archer Daniels Midland
                                Company (agribusiness operations) (October 1996
                                to present), Hollinger International, Inc.
                                (publishing) (1995 to present), HCL Technologies
                                (information technology) (April 1999 to present)
                                and Anchor Gaming (gaming software and
                                equipment) (March 1999 to present); Director,
                                Brinson Mutual Funds (formerly known as Mitchell
                                Hutchins family of funds) (registered investment
                                companies) (1995 to present) and Member, Textron
                                Corporation International Advisory Council (July
                                1996 to present). Formerly, Partner, McKinsey &
                                Company (consulting) (1991-1994); U.S. Chief
                                Negotiator in Strategic Arms Reduction Talks
                                (START) with former Soviet Union and U.S.
                                Ambassador to the Federal Republic of Germany
                                (1985-1991); Member of the Board, Homestake
                                Mining (mining and exploration) (1998-February
                                2001).
----------------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              Private Equity Investor (1997 to present); Director,                         23
5/27/37                         Soundview Technology Group Inc. (investment banking) (July
Director since 1998.            1998 to present), Corvis Corporation (optical networks)
                                (July 2000 to present), The Nevis Fund (registered
                                investment company) (July 1999 to present), Brown Investment
                                Advisory & Trust Company (February 2001 to present) and ISI
                                Family of Funds (registered investment companies) (March
                                1998 to present). Formerly, Director, Circon Corp. (medical instruments) (November 1998-January 1999); President and
                                Chief Executive Officer, The National Association of
                                Securities Dealers, Inc. and The NASDAQ Stock Market, Inc.
                                (1987-1997); Director, Flag Investors Emerging Growth Fund,
                                Inc. (now known as Emerging Growth Fund, Inc.) and Flag
                                Investors Short-Intermediate Income Fund, Inc. (now known as
                                Short-Intermediate Income Fund, Inc.) (registered investment companies) (resigned 2000); Chief Operating Officer of Alex.
                                Brown & Sons Incorporated (now Deutsche Bank Securities
                                Inc.) (1985-1987) and General Partner, Alex. Brown & Sons
                                Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
----------------------------------------------------------------------------------------------------------------------------


-----------------
(1) As of March 31, 2002 the total number of Deutsche Asset Management funds (the `Fund Complex') was 71.

----------------------------------------------------------------------------------------------------------------------------
Louis E. Levy                   Director, Household International (banking and finance) (1992                25
11/16/32                        to present) and ISI Family of Funds (registered investment
Director since 1994.            companies) (1994 to present). Formerly, Chairman of the
                                Quality Control Inquiry Committee, American
                                Institute of Certified Public Accountants
                                (1992-1998); Trustee, Merrill Lynch Funds for
                                Institutions (1991-1993); Adjunct Professor,
                                Columbia University-Graduate School of Business
                                (1991-1992); Director, Kimberly-Clark
                                Corporation (personal consumer products)
                                (retired 2000) and Partner, KPMG Peat Marwick
                                (retired 1990).
----------------------------------------------------------------------------------------------------------------------------
Eugene J. McDonald              Executive Vice President, Investment Counsel, Duke                           25
7/14/32                         University (September 2000 to present); Advisory
Director since 1994.            Board Member, A.M. Pappas & Associates (life sciences
                                industry) (2000 to present) and Ashford Capital
                                Management (2000 to present); Committee Member,
                                North Carolina Treasurer's Office Investment
                                Advisory Committee (2001 to present); Director,
                                Victory Funds (registered investment companies)
                                (April 1993 to present); Lead Director, National
                                Commerce Bank Corporation (NCBC) (banking) (July
                                2000 to present); Principal and Chief Investment
                                Officer, Quellos Private Capital Markets, LLC
                                (investments) (September 2001 to present);
                                Director, RedHat, Inc. (software) (July 2000 to
                                present) and Incara Pharmaceuticals (June 2001
                                to present). Formerly, Chairman, Winston Hedged
                                Equity Group (July 2000 - August 2001);
                                Executive Vice Chairman and Director, Central
                                Carolina Bank & Trust (banking) (January 1998 -
                                July 2000); Director, AMBAC Treasurers Trust
                                (registered investment company) (July 1996 -
                                August 1997), DP Mann Holdings (insurance)
                                (December 1996 - December 1998), ISI Family of
                                Funds (registered investment companies) (1992 -
                                1999); President, Duke Management Company
                                (investments) (July 1990 - September 2000) and
                                Executive Vice President, Duke University
                                (education, research and health care) (July 1984
                                - September 2000).
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                President and Chief Executive Officer, The Pew Charitable                    25
4/10/51                         Trusts (charitable foundation) (1994 to present) and
Director since 1995.            Director and Executive Vice President, The Glenmede Trust
                                Company (investment trust and wealth management)
                                (1994 to present). Formerly, Executive Director,
                                The Pew Charitable Trusts (1988-1994) and
                                Director, ISI Family of Funds (registered
                                investment companies) (1997-1999).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Carl W. Vogt                    Senior Partner, Fulbright & Jaworski, L.L.P. (law); Director, Yellow         25
4/20/36                         Corporation (trucking) (1996 to present, American Science &
Director since 1996.            Engineering (x-ray detection equipment) (1997 to present)
                                and ISI Family of Funds (registered investment companies) (1999 to present). Formerly, Chairman and Member, National
                                Transportation Safety Board (1992-1994); Director, National
                                Railroad Passenger Corporation (Amtrak) (1991-1992); Member,
                                Aviation System Capacity Advisory Committee (Federal Aviation
                                Administration); President (interim) of Williams College
                                (1999-2000) and President, certain funds in the Deutsche Asset
                                Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000).
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth             President, Robert H. Wadsworth Associates, Inc. (consulting                  25
1/29/40                         firm) (1982 to present); President and Trustee, Trust for
Director since 1999.            Investment Managers (registered investment company) (1999 to present); Director, The Germany Fund Inc. (1986 to present),
                                The New Germany Fund, Inc. (1992 to present) and Central
                                European Equity Fund, Inc. (1986 to present); Formerly,
                                President, Investment Company Administration, L.L.C.
                                (1992*-July 2001); President, Treasurer and Director, First
                                Fund Distributors, Inc. (1990-January 2002); Vice President,
                                Professionally Managed Portfolios (1999-2002) and Advisors
                                Series Trust (registered investment companies) (1997-2002)
                                and President, Guinness Flight Investment Funds, Inc.
                                (registered investment companies) (1994-1998).

                                * This is the inception date of the corporation,
                                which was the predecessor to the LLC.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Richard T. Hale(2)              Managing Director, Deutsche Bank Securities Inc. (formerly                   52
7/17/45                         DB Alex. Brown LLC) (June 1999 to present) and Deutsche
Director since 1994.            Asset Management Americas (June 1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (April 1996 to present) and Deutsche
                                Asset Management Mutual Funds (1989 to present); Director,
                                Deutsche Global Funds, Ltd. (January 2000 to present), CABEI
                                Fund (June 2000 to present) and North American Income Fund
                                (September 2000 to present); Vice President, Deutsche Asset
                                Management, Inc. (September 2000 to present).  Chartered
                                Financial Analyst.  Formerly, Director, ISI Family of Funds
                                (registered investment companies) (1992-1999).
----------------------------------------------------------------------------------------------------------------------------
Truman T. Semans(2)             Vice Chairman, Brown Investment Advisory & Trust Company                     25
10/27/26                        (1993 to present); Director and Chairman, Virginia Hot
Director since 1994.            Springs, Inc. (property management) (1991 to present) and
                                Director of Upstate (biotechnology) (1994 to present).
                                Formerly, Managing Director and Vice Chairman, Alex. Brown &
                                Sons Incorporated (now Deutsche Bank Securities Inc.)
                                (1974-1998); Director, Investment Company Capital Corp.
                                (registered investment advisor) (1996-2000) and Director,
                                ISI Family of Funds (registered investment companies) (1997
                                - 1999).
----------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------
Richard T. Hale                 See information provided under Interested Directors.
President since 2000.
----------------------------------------------------------------------------------------------------------------------------
James A. Ulmer, III             Senior Vice President, LaSalle Investment Management                         1
8/30/39                         (Securities) L.P. (1997 to present); Member, National
Vice President since 1998.      Association of Real Estate Investment Trusts.  Formerly,
                                portfolio analyst and strategist, AIRES Real
                                Estate Services (1993-1997) and past Chair of
                                the Real Estate Analysts Group of the New York
                                Society of Securities Analysts.
----------------------------------------------------------------------------------------------------------------------------
Amy Olmert                      Director, Deutsche Asset Management (1999 to present);                       25
5/14/63                         Certified Public Accountant.  Formerly, Vice President, BT
Secretary since 1997.           Alex. Brown Incorporated (Deutsche Bank Securities Inc.)
                                (1997-1999) and Senior Manager and other positions, Coopers
                                & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1988-1997).
----------------------------------------------------------------------------------------------------------------------------



-----------------


(2) Messrs. Semans and Hale are directors/trustees who are `Interested Persons' within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is the President and a Director of the Fund's Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates. Mr. Semans is deemed to be an `Interested Person' by virtue of his son's employment with Deutsche Bank Securities Inc.

----------------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch                Director, Deutsche Asset Management (1999 to present).                  25
3/27/54                         Formerly, Principal, BT Alex. Brown Incorporated, (Deutsche
Assistant Secretary             Bank Securities Inc.) (1998-1999) and Assistant General
since 1999.                     Counsel, United States Securities and Exchange Commission
                                (1993-1998).
----------------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo                Director, Deutsche Asset Management (April 2000 to present);            25
8/5/57                          Certified Public Accountant; Certified Management
Treasurer since 1999.           Accountant.  Formerly, Vice President and Department Head,
                                BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.)
                                (1998-1999) and Senior Manager, Coopers & Lybrand L.L.P.
                                (PricewaterhouseCoopers LLP) (1993-1998).
----------------------------------------------------------------------------------------------------------------------------



DIRECTOR OWNERSHIP IN THE FUND



---------------------------------------------------------------------------------------------------
                                                                AGGREGATE DOLLAR RANGE OF
                                                                OWNERSHIP AS OF DECEMBER 31, 2001
                              DOLLAR RANGE OF BENEFICIAL        IN ALL FUNDS OVERSEEN BY DIRECTOR
DIRECTOR                      OWNERSHIP IN THE FUND(1)          IN THE FUND COMPLEX(2)
---------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------
Richard R. Burt               $1-$10,000                        Over $100,000
---------------------------------------------------------------------------------------------------
Joseph R. Hardiman            None                              Over $100,000
---------------------------------------------------------------------------------------------------
Louis E. Levy                 None                              Over $100,000
---------------------------------------------------------------------------------------------------
Eugene J. McDonald            None                              Over $100,000
---------------------------------------------------------------------------------------------------
Rebecca W. Rimel              $50,001-$100,000                  Over $100,000
---------------------------------------------------------------------------------------------------
Carl W. Vogt                  None                              Over $100,000
---------------------------------------------------------------------------------------------------
Robert H. Wadsworth           $10,001-$50,000                   Over $100,000
---------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------
Richard T. Hale               None                              Over $100,000
---------------------------------------------------------------------------------------------------
Truman T. Semans              $1-$10,000                        Over $100,000
---------------------------------------------------------------------------------------------------



(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.



(2)      The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 -
         $100,000, over $100,000. Currently, the Fund Complex consists of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, and Growth Opportunity Fund.



OWNERSHIP IN SECURITIES OF THE ADVISORS AND RELATED COMPANIES



As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).



---------------------------------------------------------------------------------------------------
DIRECTOR                 OWNER AND            COMPANY    TITLE OF    VALUE OF          PERCENT OF
                         RELATIONSHIP TO                  CLASS      SECURITIES ON     CLASS ON AN
                         DIRECTOR                                    AN AGGREGATE      AGGREGATE
                                                                     BASIS             BASIS
---------------------------------------------------------------------------------------------------
Richard R. Burt                                None
---------------------------------------------------------------------------------------------------
Joseph R. Hardiman                             None
---------------------------------------------------------------------------------------------------
Louis E. Levy                                  None
---------------------------------------------------------------------------------------------------
Eugene J. McDonald                             None
---------------------------------------------------------------------------------------------------
Rebecca W. Rimel                               None
---------------------------------------------------------------------------------------------------
Carl W. Vogt                                   None
---------------------------------------------------------------------------------------------------
Robert H. Wadsworth                            None
---------------------------------------------------------------------------------------------------



INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS



The Board of Directors of the Fund met seven times during the fiscal year ended December 31, 2001 and each director attended at least 80% of the meetings of the Board and meetings of the committees of the Board of Directors on which such director served.



Messrs. McDonald, Burt, Levy, Hale, Semans and Wadsworth comprise the Pricing Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the directors. The Pricing Committee met twice during the fiscal year ended December 31, 2001.



The Fund has an Audit Committee consisting of Messrs. Levy, Burt, Hardiman, McDonald, Vogt, Wadsworth and Ms. Rimel. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2001, the Audit Committee met four times. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.



The Nominating Committee, which meets when necessary, consists of Messrs. McDonald, Burt, Levy, Hardiman, Vogt, Wadsworth and Ms. Rimel. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. During the fiscal year ended December 31, 2001, the Nominating Committee did not meet.



The Compensation Committee, which meets when necessary, consists of Messrs. Burt, Hardiman, Levy, McDonald, Vogt, Wadsworth and Ms. Rimel. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended December 31, 2001, the Compensation Committee met once.



The Executive Committee, which meets periodically, consists of Messrs. McDonald, Burt, Hardiman, Levy, Vogt, Wadsworth and Ms. Rimel. The Executive Committee makes recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers. During the fiscal year ended December 31, 2001, the Executive Committee met four times.



Directors and Officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corp. (`ICCC') or its affiliates. These funds are part of the Fund Complex, which includes all the funds that formerly were part of the Flag Investors Fund Complex as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 19 other funds in the Fund

Complex. Mr. Hale serves as Chairman of three funds, President of each fund in the Fund Complex, as well as Director or Trustee of 52 funds in the Fund Complex. Messrs. Burt, Levy, McDonald, Vogt and Wadsworth and Ms. Rimel serve as Directors of 25 funds in the Fund Complex. Mr. Hardiman serves as Director of 23 funds in the Fund Complex. Mr. Rizzo serves as Treasurer of each fund in the Fund Complex. Ms. Olmert serves as Secretary of 25 funds in the Fund Complex. Mr. Hirsch serves as Assistant Secretary of 25 funds in the Fund Complex.



Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.



Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 2001, Independent Directors' fees attributable to the assets of the Fund totaled $794.



The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 2001.



                                                   COMPENSATION TABLE
Name of Person, Position                                                         Total Compensation From the
                             Aggregate Compensation          Pension or         Fund and Fund Complex Payable
                              From the Fund for the      Retirement Benefits     to Directors for the Fiscal
                                Fiscal Year Ended        Accrued as Part of              Year Ended
                                December 31, 2001           Fund Expenses             December 31, 2001
--------------------------------------------------------------------------------------------------------------
Richard T. Hale(1)                     $0                        $0                          $0
Director/President
Truman T. Semans(1)                    $0                        $0                          $0
Director
Richard R. Burt                     $141.802                     $03              $39,000 for service on 25
Director                                                                          Funds in the Fund Complex
Joseph R. Hardiman                  $142.322                     $03              $39,000 for service on 23
Director                                                                          Funds in the Fund Complex
Louis E. Levy                       $164.372                     $03              $49,000 for service on 25
Director                                                                          Funds in the Fund Complex
Eugene J. McDonald                  $164.372                     $03              $49,000 for service on 25
Director                                                                          Funds in the Fund Complex
Rebecca W. Rimel                    $141.802                     $03              $39,000 for service on 25
Director                                                                          Funds in the Fund Complex
Carl W. Vogt                        $141.802                     $03              $39,000 for service on 25
Director                                                                          Funds in the Fund Complex
Robert H. Wadsworth                 $141.802                     $03              $39,000 for service on 25
Director                                                                          Funds in the Fund Complex



----------

(1)      A Director who is an `interested person' as defined in the 1940 Act.


(2) None of the amounts payable to Messrs. Burt, Hardiman, Levy, McDonald, Vogt and Wadsworth and Ms. Rimel was deferred pursuant to a deferred compensation plan.



(3) Certain funds in the Fund Complex have adopted a Retirement Plan for eligible Directors, as described in the next paragraph. The actuarially computed pension expense for the Fund for the year ended December 31, 2001 was approximately $1,471.

Certain funds in the Fund Complex, including the Fund described in this Statement of Additional Information, adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's administrator or its respective affiliates (the `Retirement Plan'). The Retirement Plan is unfunded and unvested. On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan, effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule;
(2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.



Under the Retirement Plan in effect until December 31, 2000, the Fund has one participant, a Director who retired effective December 31, 1996, who qualified for the Retirement Plan by serving fourteen years as a Director and who will be paid a quarterly fee of $4,875 by certain funds in the Fund Complex for the rest of his life. Such fees are allocated to certain funds in the Fund Complex based upon the relative net assets of such funds to the Fund Complex.



Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, Wadsworth and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


CODES OF ETHICS


The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the provisions of the advisor's or sub-advisor's codes of ethics and requires that each of these codes be approved by the Board of Directors. In addition, the Fund's code contains reporting requirements applicable to the Independent Directors of the Fund.



The Fund's advisor, Investment Company Capital Corporation (`ICCC' or the `Advisor'), has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Advisor's Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's preclearance requirements. In addition, the Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.



The Fund's sub-advisor, LaSalle Investment Management (Securities) L.P., has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The sub-advisor's Code and related procedures permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with preclearance and "blackout period" requirements. The Code also requires prior approval for personal investments in initial public offerings.


These Codes of Ethics are on public file with, and are available from, the SEC.

The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES


The Advisor is an indirect wholly owned subsidiary of Deutsche Bank AG. ICCC also serves as the investment advisor to other funds in the Fund Complex. LaSalle, a Maryland limited partnership, is a registered investment advisor that is indirectly controlled by Jones Lang LaSalle Incorporated, an international real estate investment management company. (See the section entitled `Investment Advisor and Sub-Advisor' in the Prospectuses).



Under the Investment Advisory Agreement, ICCC has agreed to obtain and evaluate economic, statistical and financial information and to formulate and implement investment policies for the Fund. ICCC has delegated this latter responsibility to LaSalle provided that ICCC continues to supervise the activities of LaSalle and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or LaSalle will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. ICCC provides these services without reimbursement by the Fund for any costs. Neither ICCC nor LaSalle shall be liable to the Fund or its shareholders for any act or omission by ICCC or LaSalle or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and LaSalle to the Fund are not exclusive and ICCC and LaSalle are free to render similar services to others.



As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of that portion exceeding $300 million. ICCC has contractually agreed to reduce its annual fee, if necessary, or to make payments to the Fund to limit the Fund's annual expenses to 1.25% of the Class A Shares' average daily net assets, 2.00% of the Class B Shares' average daily net assets and 1.00% of the Institutional Class' average daily net assets. This agreement will continue until at least April 30, 2003 and may be extended. As compensation for providing sub-advisory services, LaSalle is entitled to receive a fee from ICCC, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of that portion over $300 million. LaSalle has agreed to waive its fees in direct proportion to any fee waivers by ICCC during the term of the agreement.



Advisory fees paid by the Fund to ICCC for the last three fiscal years were as follows:



                        Advisory Fees For the Fiscal Year Ended December 31,
                        ----------------------------------------------------
                             2001             2000           1999
                             ----             ----           ----
Contractual Fee          $  172,464        $ 170,871       $  221,377
Less amount waived        ($122,554)       $(138,733)       ($206,400)
Fee after waivers        $   49,910*       $  32,138*      $   14,977*



----------
* Absent fee waivers for the fiscal years ended December 31, 2001, 2000 and 1999, the Fund's Total Operating Expenses would have been 1.71%, 1.78% and 1.86%, respectively, of the Class A Shares' average daily net assets, 2.46%, 2.53% and 2.61%, respectively, of the Class B Shares' average daily net assets, and 1.46%, 1.53% and 1.61%, respectively, of the Institutional Class' average daily net assets.


Sub-Advisory fees paid by ICCC to LaSalle for the last three fiscal years were as follows:



                         Fiscal Year Ended December 31,
                         ------------------------------
                       2001            2000            1999
                       ----            ----            ----
LaSalle                 $0*            $0*            $9,217*



----------
*        Net of fee waivers.



ADVISORY CONTRACT APPROVAL



Both the Investment Advisory Agreement and the Sub-Advisory Agreement have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose. In approving the continuation of the Fund's investment advisory agreement and sub-advisory agreement, the Board, including the Independent Directors, carefully considered (1) the nature and quality of services to be provided to the Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisors benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisors (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisors received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the advisory agreement and sub-advisory agreement was in the best interests of the Fund and its shareholders. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.



ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian (see the section entitled `Custodian, Transfer Agent and Accounting Services.')


DISTRIBUTION OF FUND SHARES


ICC Distributors, Inc. (`ICC Distributors' or the `Distributor') serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the `Distribution Agreement').



The Distribution Agreement provides that ICC Distributors shall: (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.


The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under the section entitled `Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter provided that it is approved at least annually by:

1) a vote of a majority of the outstanding voting securities of the related class of the Fund, or

2) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, so long as the Fund's Plan of Distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.


ICC Distributors and certain broker-dealers (`Participating Dealers') have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated or assigned by either party, without penalty, upon ten days' written notice to the other party. Any Sub-Distribution Agreement may also be terminated at any time without penalty by the vote of a majority of the Fund's Independent Directors or by the vote of a majority of the outstanding voting securities of the Fund.



In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including Deutsche Bank Securities Inc. and certain banks, to act as Shareholder Service Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates will provide compensation out of their own resources. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Service Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Distributor or Shareholder Service Agent in connection with their respective Agreements, the Fund may be required to alter materially or discontinue its arrangements with those agents. Such financial institutions may impose separate fees in connection with these services and investors should review the applicable Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, banks and financial institutions may be required to register as dealers pursuant to state law.



As compensation for providing distribution services for the Class A Shares as described above, ICC Distributors receives an annual fee, calculated and paid monthly, equal to 0.25% of the Class A Shares' average daily net assets. ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Service Agents. As compensation for providing distribution services for the Class B Shares as described above, ICC Distributors receives an annual fee equal to 0.75% of the Class B Shares' average daily net assets. ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares, the Fund pays ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares. ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Service Agents. ICC Distributors receives no compensation for distributing the Institutional Class.



As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, ICC Distributors received aggregate fees in the following amounts:



                                               Fiscal Year Ended December 31,
                                               ------------------------------

Fee                                            2001          2000         1999
                                               ----          ----         ----
12b-1 Fees - Class A Shares                  $50,829       $51,317      $68,055
12b-1 Fees and Shareholder Servicing Fee
- Class B Shares                             $61,707       $52,010      $62,463



In return for the distribution fees, ICC Distributors paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders and compensation to dealers and sales personnel.



Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each of the Class A Shares and the Class B Shares (collectively, the `Plans'). Under the Plans, the Fund pays fees as described above to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Service Agents. The Plans will remain in effect from year to year thereafter as specifically approved:



         1)       at least annually by the Fund's Board of Directors, and



         2) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose.



In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to materially increase the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the

Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under the section entitled `Capital Stock').



During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Service Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.



Under the Plans, amounts allocated to Participating Dealers and Shareholder Service Agents may not exceed amounts payable to ICC Distributors under such Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the average daily net assets invested in that class or Class B Shares is less than 0.75% of the average daily net assets invested in that class for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans are terminated in accordance with their terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan.



The Fund's distributor received commissions on the sale of the Class A Shares and contingent deferred sales charges on the Class B Shares and retained from such commissions or sales charges the following amounts:



                                                      Fiscal Year Ended December 31,
                                                      ------------------------------
                                       2001                        2000                         1999
                                       ----                        ----                         ----
Class
                            Received        Retained      Received       Retained      Received      Retained
Class A Commissions         $11,502            $0          $4,845           $0         $40,609          $0
Class B Contingent          $12,754            $0          $6,521           $0         $61,120          $0
Deferred Sales Charge



The Fund will pay all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICCC or LaSalle.


The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE


Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between LaSalle and the broker-dealers. LaSalle may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, affiliates of the Advisors and ICC Distributors.



In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked prices for the security, although in some cases they may include a commission-like charge. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with the Advisors or their affiliates in any transaction in which the Advisors or their affiliates act as a principal.



If the Advisors or their affiliates are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that this limitation will not affect its ability to carry out its present investment objective.



LaSalle's primary consideration in effecting securities transactions is to seek to obtain best price and execution of orders on an overall basis. As described below, LaSalle may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by LaSalle to be beneficial to the Fund's investment program. LaSalle is also authorized to pay higher commissions on brokerage transactions for the Fund to non-affiliated brokers in order to secure brokerage and research services described below, subject to periodic review by the Fund's Board of Directors. In addition to agency transactions, LaSalle may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Research services may include the following: statistical and background information on the US economy, industry groups and individual companies; forecasts and interpretations with respect to specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; provision of equipment used to communicate research information; arrangement of meetings with management of companies; and provision of access to consultants who supply research information.



Certain research services furnished by broker-dealers may be useful to LaSalle in servicing its clients other than the Fund. Similarly, any research services received by LaSalle through placement of portfolio transactions of other clients may be of value to LaSalle in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to LaSalle by a broker-dealer. The research and statistical services received supplement LaSalle's research and analysis and therefore, may tend to benefit the Fund and LaSalle's other clients. In over-the-counter transactions, LaSalle will not pay any commission or other remuneration for research services, except to the extent permitted by SEC interpretations. LaSalle's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in LaSalle's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, LaSalle is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker may have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, LaSalle may consider services in connection with the sale of Shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.



Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates of the Advisors must be `reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisors to furnish reports and to maintain records in connection with such reviews.

LaSalle manages other investment accounts. It is possible that, at times, the same securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account also may be affected by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by LaSalle. LaSalle may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.



LaSalle directed transactions to broker-dealers and paid related commissions because of brokerage or research services in the following amounts:



                                       Fiscal Year Ended December 31,
                                       ------------------------------
                                 2001               2000               1999
                                 ----               ----               ----
Transactions Directed         $21,124,520        $22,116,620        $17,978,890
Commissions Paid              $38,301            $50,467            $52,829



For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund paid commissions to Deutsche Bank Securities Inc. and its affiliates in the aggregate amount of $0, $230 and $0, respectively. The Fund is required to identify any securities of its `regular brokers or dealers' (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. The Fund did not hold any securities of its `regular broker or dealers' in the fiscal year ended December 31, 2001.




CAPITAL STOCK

The Fund is authorized to issue Shares of capital stock, par value $.001 per share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.


The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of Shares:
`Real Estate Securities Fund - Class A Shares,' `Real Estate Securities Fund - Class B Shares,' `Real Estate Securities Fund Class - C Shares' and `Real Estate Securities Fund Institutional Class.' The Real Estate Securities Fund - Class C Shares have not been offered as of the date of this Statement of Additional Information. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.



Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.


As used in this Statement of Additional Information the term `majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES



Deutsche Bank Trust Company Americas (`Deutsche Bank Trust') (formerly, Bankers Trust Company), c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311, an affiliate of ICCC, has been retained to act as custodian of the Fund's investments. Deutsche Bank Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Deutsche Bank Trust and the Fund. For the fiscal year ended December 31, 2001, Deutsche Bank Trust was paid $7,486 as compensation for providing custody services to the Fund. ICCC, One South Street, Baltimore, Maryland 21202, has been retained to act as the transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $17.22 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended December 31, 2001, ICCC received transfer agency fees of $45,450.



ICCC also provides certain accounting services to the Fund. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.



Average Net Assets                             Incremental Annual Accounting Fee
------------------                             ---------------------------------
$          0              - $   10,000,000              $13,000 (fixed fee)
$ 10,000,000              - $   20,000,000                0.100%
$ 20,000,000              - $   30,000,000                0.080%
$ 30,000,000              - $   40,000,000                0.060%
$ 40,000,000              - $   50,000,000                0.050%
$ 50,000,000              - $   60,000,000                0.040%
$ 60,000,000              - $   70,000,000                0.030%
$ 70,000,000              - $  100,000,000                0.020%
$100,000,000              - $  500,000,000                0.015%
$500,000,000              - $1,000,000,000                0.005%
over $1,000,000,000                                       0.001%



For the fiscal year ended December 31, 2001, ICCC received accounting fees of $28,225.



In addition, the Fund will reimburse ICCC for the following out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreement, including but not limited to: express delivery service, independent pricing and storage.






LEGAL MATTERS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


INDEPENDENT ACCOUNTANTS



PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, is independent accountant to the Fund.


PERFORMANCE INFORMATION


The Fund calculates total return separately for each class of its shares. Each class of Shares is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise any type of performance information permitted by applicable regulations, including the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).



AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)



The Fund, when advertising average annual total return before taxes for a class of its Shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)(n)  =  ERV


Where:


P  =              hypothetical initial payment of $1,000;
T  =              average annual total return;
n  =              period covered by the computation, expressed in years;
ERV =             ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).



The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.



AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)



The Fund, when advertising average annual total return after taxes on distributions for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:



P (1 + T)(n)  =  ATVD



Where:
P =               hypothetical initial payment of $1,000;
T =               average annual total return (after taxes on distributions);
n =               period covered by the computation, expressed in years;
ATV(D)=           ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.



The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.



The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.



The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.



AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)



The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:



P (1 + T)(n)  =  ATV(DR)



Where:



P =              hypothetical initial payment of $1,000;
T =              average annual total return (after taxes on distributions and redemption);
n =              period covered by the computation, expressed in years;
ATV(DR) =        ending value of a hypothetical $1,000 payment made at the
                 beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.



The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.



The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'.



The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.



The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.



The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

AGGREGATE TOTAL RETURNS (BEFORE TAXES)



The Fund, when advertising aggregate total return before taxes for a class of its Shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:



   Aggregate Total Return =      [(ERV)-    1]
                                 -------
                                     P



Where:



P  =              hypothetical initial payment of $1,000;
ERV =             ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).



The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.



OTHER NON-STANDARDIZED TOTAL RETURN CALCULATIONS



The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of Shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

AS OF DECEMBER 31, 2001



-----------------------------------------------------------------------------------------------------
                                                          1-YEAR       5-YEARS     SINCE INCEPTION(1)
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)
-----------------------------------------------------------------------------------------------------
Class A Shares                                             3.25%        4.73%         10.23%
-----------------------------------------------------------------------------------------------------
Class B Shares                                             3.40%        4.80%         10.30%
-----------------------------------------------------------------------------------------------------
Institutional Class                                        9.53%         N/A           5.78%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON
DISTRIBUTIONS)
-----------------------------------------------------------------------------------------------------
Class A Shares                                             1.83%        2.80%          8.09%
-----------------------------------------------------------------------------------------------------
Class B Shares                                             2.18%        3.15%          8.46%
-----------------------------------------------------------------------------------------------------
Institutional Class                                        7.93%         N/A           3.78%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON
DISTRIBUTIONS AND REDEMPTION)
-----------------------------------------------------------------------------------------------------
Class A Shares                                             1.93%        2.87%          7.37%
-----------------------------------------------------------------------------------------------------
Class B Shares                                             2.03%        3.10%          7.63%
-----------------------------------------------------------------------------------------------------
Institutional Class                                        5.74%         N/A           3.70%
-----------------------------------------------------------------------------------------------------
AGGREGATE TOTAL RETURNS (BEFORE TAXES)
-----------------------------------------------------------------------------------------------------
Class A Shares                                             9.26%       33.34%        109.12%
-----------------------------------------------------------------------------------------------------
Class B Shares                                             8.40%       28.43%         98.52%
-----------------------------------------------------------------------------------------------------
Institutional Class                                        9.53%         N/A          30.64%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AT NET ASSET VALUE
-----------------------------------------------------------------------------------------------------
Class A Shares                                             9.26%        5.92%         11.13%
-----------------------------------------------------------------------------------------------------
Class B Shares                                             8.40%        5.13%         10.30%
-----------------------------------------------------------------------------------------------------
Institutional Class                                        9.53%         N/A           5.78%
-----------------------------------------------------------------------------------------------------



(1)      Inception Dates: Class A Shares - January 3, 1995
         Class B Shares - January 3, 1995
         Institutional Class - March 31, 1997.


YIELD CALCULATIONS


The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.



Calculated in the manner described above, the Fund's yield for the 30-day period ended December 31, 2001 was 3.61% for the Class A Shares, 3.05% for the Class B Shares, and 3.59% for the Institutional Class.


Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended December 31, 2001 and 2000, the Fund's portfolio turnover rates were 38% and 39%, respectively.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 5, 2002, to Fund management's knowledge, Deutsche Bank Securities Inc. beneficially owned less than 1% of the Fund's total outstanding Shares, and Directors and Officers as a group (11 persons), owned less than 1% of the Fund's total outstanding Shares. As of April 5, 2002, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund. Fund management believes that most of the Shares referred to below are held by the persons indicated for their fiduciary, agency or custodial customers.



                     Name and Address                                   Percentage Owned
                     ----------------                                   ----------------
Bankers Trust Corp & Affil 401K Savings Plan                       13.13% of Class A Shares
The Partnershare Plan of Bankers Trust NY Corp & Affil
100 Plaza One
Jersey City, NJ  07311-3999

Deutsche Bank Securities Inc.                                      5.61% of Class A Shares
FBO 210-16742-12
P.O. Box 1346
Baltimore, MD  21203-1346

Merrill Lynch Pierce Fenner & Smith                                14.84% of Class B Shares
Mutual Funds Operations
Attn: Transfer Supervisor
4800 Deer Lake Dr E Fl 3
Jacksonville, FL 32246-6484

Deutsche Bank Securities Inc.                                      86.79% of Institutional Class
FBO 650-10788-17
P.O. Box 1346
Baltimore, MD  21203-1346

Donaldson Lufkin Jenrette Securities Corp. Inc.                    12.55% of Institutional Class
P.O. Box 2052
Jersey City, NJ  07303-2052



FINANCIAL STATEMENTS



The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.



The financial statements for the Fund, including notes thereto and the report of PricewaterhouseCoopers LLP, for the period ended December 31, 2001, are incorporated herein by reference to the Fund's Annual Report dated December 31, 2001. The Fund's Annual Report to Shareholders of Real Estate Securities Fund, Inc. dated December 31, 2001, is on file with the SEC.

APPENDIX


The following descriptions or ratings have been published by Standard & Poor's Ratings Group (`S&P') and Moody's Investors Service, Inc. (`Moody's').



DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P - Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with `extremely strong' safety characteristics. Those rated A-1 reflect a `strong' degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.


MOODY'S - Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.


DESCRIPTION OF CORPORATE BOND RATINGS


S&P - AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA - Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A - Have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

MOODY'S- Aaa - Judged to be of the best quality. Carry the smallest degree of investment risk and generally referred to as `gilt-edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Considered as medium-grade obligations i.e., neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

PART C.  OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation, dated April 29, 1994, incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

(a)(2) Articles Supplementary to Articles of Incorporation, dated December 5, 1994, incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.

(a)(3) Articles Supplementary to Articles of Incorporation, dated December 19, 1996, incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000798) on April 29, 1997.

(a)(4) Articles Supplementary to Articles of Incorporation, dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000309) on February 26, 1999.

(a)(5) Articles of Amendment to Articles of Incorporation, dated April 9, 2001, incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500073) on April 30, 2001.

(a)(6) Articles of Amendment to Articles of Incorporation, dated April 27, 2001, incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500073) on April 30, 2001.

(b)      By-Laws, as amended through February 12, 2001, filed herewith.

(c) Instruments Defining Rights of Security Holders for Flag Investors Shares, incorporated by reference to Exhibit 1(Articles of Incorporation), as amended to date, to Post-Effective Amendment Nos. 4 and 6 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-96-000269 and 950116-97-000798, respectively) on
         April 26, 1996 and April 29, 1997, respectively, and Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 6 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR on April 29, 1997.

(d)(1) Investment Advisory Agreement dated June 4, 1999, between Registrant and Investment Company Capital Corp., incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001021) on April 28, 2000.


(d)(2) Investment Sub-Advisory Agreement dated June 4, 1999, between Registrant, Investment Company Capital Corp. and LaSalle Investment Management (Securities) L.P., incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001021) on April 28, 2000.

(d)(3) Expense Limitation Agreement, dated May 1, 2002, between Registrant and Investment Company Capital Corp., filed herewith.

(e) Distribution Agreement dated as of August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

(f)      Not Applicable.


(g) Custodian Agreement dated June 5, 1998, between Registrant and Bankers Trust Company (now Deutsche Bank Trust Company Americas), incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000309) on February 26, 1999.


(h)(1) Master Services Agreement between Registrant and Investment Company Capital Corp. dated September 1, 2000 as amended through March 28, 2001, incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500073) on April 30, 2001.

(h)(2) Appendix I dated July 6, 2001 to Master Services Agreement dated September 1, 2000, filed herewith.

(i)      Opinion of Counsel, filed herewith.

(j)      Consent of PricewaterhouseCoopers LLP, filed herewith.

(k)      Not Applicable.


(l) Subscription Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.



(m)(1) Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.



(m)(2) Distribution Plan (Flag Investors Class B Shares), incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000269) on April 26, 1996.


(m)(3) Amended Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N- 1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

(m)(4) Amended Distribution Plan (Flag Investors Class B Shares), incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-78648) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000947) on April 28, 1998.

(n)(1) Rule 18f-3 Plan, incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-001366) on November 21, 1996.



(n)(2) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000309) on February 26, 1999.


(n)(3)   Rule 18f-3 Plan, as amended through June 26, 2001, filed herewith.

(p)(1) Deutsche Asset Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500073) on April 30, 2001.

(p)(2) LaSalle Investment Management (Securities), L.P. Code of Ethics incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-78648), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001021) on April 28, 2000.

(p)(3) Flag Funds Consolidated Code of Ethics dated June 1, 2000, as amended through September 25, 2001, filed herewith.

(q)      Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

None.

Item 25. Indemnification.

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of Investment Advisor.


(a)      Advisor

         During the last two fiscal years, no director or officer of Investment Company Capital Corporation, the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

(b)      Sub-Advisor

         During the last two fiscal years, no partner of LaSalle Investment Management (Securities) L.P., the Registrant's investment sub-advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27. Principal Underwriters.

(a) State the name of each investment company for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.


         ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (formerly, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.), Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc. (formerly, Flag Investors Emerging Growth Fund, Inc.), Short-Intermediate Income Fund, Inc. (formerly, Flag Investors Short-Intermediate Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc. (formerly, Flag Investors Real Estate Securities Fund, Inc.), Flag Investors Series Funds, Inc. Flag Investors Equity Partners Fund, Inc., Deutsche Investors Funds, Inc. (formerly known as Flag Investors Funds, Inc., and prior thereto as Deutsche Funds, Inc.), Deutsche Investors Portfolios Trust (formerly known as Flag Investors Portfolios Trust, and prior thereto as Deutsche Portfolios) and Morgan Grenfell Investment Trust.


(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter in answer to
         Item 20.

Name and Principal        Position and Offices             Position and Offices
Business Address*         With Principal Underwriter       With Registrant
-----------------         --------------------------       ---------------
John Y. Keffer            President and Director           None


David R. Keffer           Director                         None

Ronald H. Hirsch          Treasurer                        None

Nanette K. Chern          Chief Compliance Officer         None

David I. Goldstein        Secretary                        None

Benjamin L. Niles         Vice President                   None

Frederick Skillin         Assistant Treasurer              None

Dana A. Lukens            Assistant Secretary              None

*  Two Portland Square
   Portland, ME  04101

(c)      Not Applicable.

Item 28. Location of Accounts and Records.

Investment Company Capital Corp. ("ICCC"), Registrant's investment advisor, transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202, and LaSalle Investment Management (Securities) L.P. ("LaSalle"), 100 East Pratt Street, Baltimore, Maryland 21202, Registrant's sub-advisor, maintain physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311.


In particular, with respect to the records required by Rule 31a-1(b)(1), ICCC and LaSalle each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Deutsche Bank Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer agent), all receipts and disbursements of cash, and all other debts and credits.


Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 11 to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore, in the State of Maryland, on the 30th day of April, 2002.

                                          REAL ESTATE SECURITIES FUND, INC.

                                          By: /s/ Richard T. Hale*
                                             -----------------------------------
                                             Richard T. Hale
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

Name                                Title                                 Date
----                                -----                                 ----
*/s/ Richard T. Hale                President and Chairman        April 30, 2002
--------------------
Richard T. Hale

*/s/ Richard R. Burt                Director                      April 30, 2002
--------------------
Richard R. Burt

*/s/ Joseph R. Hardiman             Director                      April 30, 2002
-----------------------
Joseph R. Hardiman

*/s/ Louis E. Levy                  Director                      April 30, 2002
------------------
Louis E. Levy

*/s/ Eugene J. McDonald             Director                      April 30, 2002
-----------------------
Eugene J. McDonald

*/s/ Rebecca W. Rimel               Director                      April 30, 2002
---------------------
Rebecca W. Rimel

*/s/ Truman T. Semans               Director                      April 30, 2002
---------------------
Truman T. Semans

*/s/ Carl W. Vogt, Esq.             Director                      April 30, 2002
-----------------------
Carl W. Vogt

*/s/ Robert H. Wadsworth            Director                      April 30, 2002
------------------------
Robert H. Wadsworth

*/s/ Charles A. Rizzo               Chief Financial and           April 30, 2002
---------------------
Charles A. Rizzo                    Accounting Officer

*By: /s/ Daniel O. Hirsch                                         April 30, 2002
     --------------------
Daniel O. Hirsch
Attorney-In-Fact

RESOLVED,    that Edward J. Veilleux, Amy M. Olmert and Daniel O.
             Hirsch are authorized to sign the Registration
             Statements on Form N-1A, and any Post-Effective
             Amendments thereto, of each Fund in the FLAG COMPLEX on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED,    that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the FLAG COMPLEX on behalf of each Fund's Chief Financial
             Officer pursuant to a properly executed power of attorney.